Exhibit 4.1

NORTHSTAR REALTY EUROPE CORP.,
as the Issuer,
and
NORTHSTAR REALTY FINANCE CORP. and
NORTHSTAR REALTY FINANCE LIMITED PARTNERSHIP,
as the Guarantors,
to
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as the Trustee

Indenture
Dated as of July 1, 2015

4.625% Senior Stock‑Settlable Notes due December 2016

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ARTICLE XIV

GUARANTEE

Section 14.01	Guarantee	53

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INDENTURE, dated as of July 1, 2015, among NORTHSTAR REALTY EUROPE CORP., a corporation duly organized and existing under the laws of the State of Maryland (herein called the “Company”), having its principal office at 399 Park Avenue, 18th Floor, New York, New York 10022, NORTHSTAR REALTY FINANCE CORP., a corporation duly organized and existing under the laws of the State of Maryland (herein called “NRF”), having its principal office at 399 Park Avenue, 18th Floor, New York, New York 10022, NORTHSTAR REALTY FINANCE LIMITED PARTNERSHIP, a limited partnership duly organized and existing under the laws of the State of Delaware (herein called “NRF Operating Partnership” and, together with NRF, the “Guarantors” and each a “Guarantor”) having its principal office at 399 Park Avenue, 18th Floor, New York, NY 10022, and Wilmington Trust, National Association, a national banking association having its corporate trust office at 50 South Sixth Street, Suite 1290, Minneapolis, Minnesota 55402, as trustee (herein called the “Trustee”).
RECITALS OF THE COMPANY
The Company has duly authorized the creation of an issue of 4.625% Senior Stock‑Settlable Notes due December 2016 of substantially the tenor and amount hereinafter set forth on the terms provided herein, and to provide therefor, the Company has duly authorized the execution and delivery of this Indenture.
Each Guarantor has duly authorized the creation of a full and unconditional guarantee of the Securities of substantially the tenor and amount hereinafter set forth on the terms provided herein, and to provide therefor, each Guarantor has duly authorized the execution and delivery of this Indenture and of the Guarantee provided for herein.
All things necessary to make the Securities, when executed by the Company and issued, authenticated and delivered hereunder, the valid and legally binding obligations of the Company, and to make this Indenture a valid and legally binding agreement of the Company, in each case in accordance with its terms, have been done.
All things necessary to make the Guarantee (as defined herein), when executed by each Guarantor and delivered hereunder, the valid and legally binding obligation of each Guarantor, and to make this Indenture a valid and legally binding agreement of each Guarantor, in each case in accordance with its terms, have been done.
NOW, THEREFORE, THIS INDENTURE WITNESSETH:
For and in consideration of the premises and the purchase of the Securities by the Holders (as defined herein) thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

ARTICLE I
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
SECTION 1.01    Definitions.  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:
(a)    the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;
(b)    all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with U.S. generally accepted accounting principles as in effect on the Issue Date (whether or not such is indicated herein);
(c)    unless the context otherwise requires, any reference to an “Article” or a “Section” refers to an Article or Section, as the case may be, of this Indenture;
(d)    the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;
(e)    each reference herein to a rule or form of the Commission shall mean such rule or form and any rule or form successor thereto, in each case as amended from time to time;
(f)    “or” is not exclusive;
(g)    “including” means including without limitation;
(h)    all references to the date the Securities were originally issued shall refer to the Issue Date, except as otherwise specified; and
(i)    references to common stock of NRF do not include the Company Common Shares.
Except as otherwise specified in Section 12.03(g), the Company will be responsible for making all calculations called for under this Indenture and the Securities.  These calculations include, but are not limited to, any accrued interest payable on the Securities, redemption prices and the Daily Share Settlement Amounts of the Securities.  The Company will make all these calculations in good faith and, absent manifest error, its calculations will be final and binding on holders of the Securities.  The Company will provide a schedule of its calculations to the Trustee and the Trustee is entitled to rely upon the accuracy of its calculations without independent verification.
“Act” when used with respect to any Holder, has the meaning specified in Section 1.04.
“Additional Securities” has the meaning specified in Section 2.02.
“Affiliate” means, with respect to any specified Person, (i) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person, (ii) any other Person that owns, directly or indirectly, 10% or more of such specified Person’s Capital Stock or (iii) any officer or director of (A) any such specified Person, (B) any Subsidiary of such specified Person or (C) any Person described in clauses (i) or (ii) above.
“Agent Member” has the meaning specified in Section 2.01(c).
“Applicable Procedures” has the meaning specified in Section 11.01(d).

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“Authenticating Agent” means any Person authorized by the Trustee pursuant to Section 6.14 hereof to act on behalf of the Trustee to authenticate Securities.
“Board of Directors” or “Board” means the board of directors of a company or its equivalent, including managers of a limited liability company, general partners of a partnership or trustees of a business trust, or any duly authorized committee thereof.
“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of a company to have been duly adopted by the Board of Directors of such company and to be in full force and effect on the date of such certification, and delivered to the Trustee.
“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which federally chartered banking institutions in the City of New York are authorized or obligated to close.
“Capital Stock” means, with respect to any Person, any and all shares, interests, participations, rights in or other equivalents (however designated) of such Person’s capital stock or equity participations, and any rights (other than debt securities convertible into capital stock), warrants or options exchangeable for or convertible into such capital stock and, including, without limitation, with respect to partnerships, limited liability companies or business trusts, ownership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnerships, limited liability companies or business trusts.
“Change in Control” will be deemed to have occurred if any of the following occurs after the Issue Date:
(i)    consummation of any transaction or event (whether by means of a liquidation, share exchange, tender offer, consolidation, recapitalization, reclassification, combination, merger of the Company or NRF or any sale, lease or other transfer of all or substantially all of the consolidated assets of the Company and its consolidated subsidiaries or NRF and its consolidated subsidiaries) or a series of related transactions or events pursuant to which all of the Company Common Shares or shares of common stock of NRF, as applicable, are exchanged for, converted into or constitute solely the right to receive cash, securities or other property;
(ii)    any “person” or “group” (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable), other than the Company, the Guarantors, or any majority‑owned subsidiary of the Company or the Guarantors, is or becomes the “beneficial owner” (as such term is defined for purposes of Section 13(d)(3) under the Exchange Act), directly or indirectly, of more than 50% of the total voting power in the aggregate of all classes of the Capital Stock of the Company or NRF, as applicable, then outstanding entitled to vote generally in elections of directors, provided that the foregoing exclusion from this clause (ii) of certain affiliate acquisitions would not exclude any reacquisition by the Guarantors of an interest in excess of 50% (as described in this clause (ii)) in the Company;
(iii)    the shares of common stock of NRF or, after the initial listing thereof, the Company Common Shares (or other Capital Stock or securities into which the Securities are then exchangeable) cease to be listed on a U.S. national securities exchange for 30 consecutive days;
(iv)    NRF (or any successor thereto permitted pursuant to the terms of this Indenture) ceases to directly or indirectly control NRF Operating Partnership other than as a result of a transaction whereby NRF or a subsidiary of NRF is the successor to NRF Operating Partnership; or
(v)    the stockholders of the Company or NRF approve any plan or proposal for the liquidation of itself or of NRF Operating Partnership (other than as a result of a transaction whereby NRF

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or a subsidiary of NRF is a successor in interest to NRF Operating Partnership and expressly assumes its obligations under this Indenture).
For the avoidance of doubt, the Distribution shall not constitute a Change in Control for purposes hereof.
For purposes of these provisions “person” includes any syndicate or group that would be deemed to be a “person” under Section 13(d)(3) of the Exchange Act.
“Change in Control Notice” has the meaning specified in Section 13.01(b).
“Change in Control Offer” has the meaning specified in Section 13.01(a).
“Change in Control Purchase Date” has the meaning specified in Section 13.01(b).
“Change in Control Purchase Notice” has the meaning specified in Section 13.01(c).
“Change in Control Purchase Price” means a purchase price equal to 100% of the principal amount of the Securities a Holder requires the Company to purchase, plus accrued and unpaid interest on Securities to, but excluding, the Change in Control Purchase Date.
“Close of Business” means 5:00 p.m. (New York City time).
“Closing Sale Price” has the meaning specified in Section 12.03(h).
“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.
“Company” means the Person named as the “Company” in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor Person.
“Company Common Shares” means the shares of common stock, par value $0.01 per share, of the Company authorized at the date of this instrument as originally executed or as such stock may be constituted from time to time.  Company Common Shares issuable upon the Company’s election to provide Company Common Shares in lieu of cash at the Stated Maturity Date of the Securities shall include only Company Common Shares or shares of any class or classes of common stock resulting from any reclassification or reclassifications thereof; provided, however, that if at any time there shall be more than one such resulting class, the shares so issuable shall include shares of all such classes, and the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.
“Company Order” or “Company Request” means a written order or request signed in the name of the Company by its Chairman of the Board of Directors, its Chief Executive Officer, its Chief Financial Officer, its President, a Vice President, its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee or Paying Agent, as applicable.
“control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
“Corporate Trust Office” means the office of the Trustee at which at any particular time its corporate trust business shall be administered, which address as of the date of this Indenture is located at 50 South

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Sixth Street, Suite 1290, Minneapolis, MN 55402, Attention: NorthStar Realty Europe Corp. Administrator or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company).
“corporation” means (except in the definition of “Subsidiary”) a corporation, association, company, joint stock company or business trust.
“Daily Cash Settlement Amount” has the meaning specified in Section 12.03(c).
“Daily Settlement Amount” has the meaning specified in Section 12.03(a).
“Daily Share Settlement Amount” has the meaning specified in Section 12.03(d).
“Daily Share Settlement Value” has the meaning specified in Section 12.03(b).
“Daily VWAP” has the meaning specified in Section 12.03(g).
“Default” means any event that is, or after notice or passage of time, or both, would be, an Event of Default.
“Defaulted Interest” has the meaning specified in Section 3.07.
“Definitive Security” means a certificated Security that does not include the Global Securities Legend.
“Depositary” means The Depository Trust Company, a New York corporation, or its successor.
“Distribution” means the proposed spin‑off of the Company (as that spin‑off may be modified in the sole and complete discretion of NRF or the Company) and the transactions to be consummated in connection therewith.
“Event of Default” has the meaning specified in Section 5.01.
“Excess Share Delivery” has the meaning specified in Section 12.08.
“Exchange Act” means the Securities Exchange Act of 1934 and any successor statute thereto, in each case as amended.
“Ex‑Dividend Date” means the first date upon which the Company Common Shares trade on the Listing Exchange, regular way, without the right to receive the issuance, dividend or distribution in question.
“Expiration Time” has the meaning in Section 12.04(e).
“Federal Bankruptcy Code” means Title 11, U.S. Code.
“Global Security” has the meaning specified in Section 2.01(b).
“Global Securities Legend” means the legend set forth under that caption in Exhibit A to this Indenture.
“Guarantee” shall mean the full and unconditional guarantee of the Company’s obligations under the Securities, including the due and punctual payment of principal of and interest and premium, if any, on the Securities by each of the Guarantors, as more fully set forth in Article XIV.

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“Guarantor” means each Person named as a “Guarantor” in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Guarantor” shall mean such successor Person.
“Holder” means a Person in whose name a Security is registered in the Security Register.
“Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.
“Issue Date” means July 1, 2015.
“Listing Exchange” means the New York Stock Exchange or the NASDAQ Global Select Market.
“Market Disruption Event” means the occurrence or existence for more than a one‑half hour period in the aggregate on any scheduled trading day for the Company Common Shares of any suspension or limitation imposed on trading (by reason of movements in price exceeding limits permitted by the securities exchange or otherwise) in the Company Common Shares or in any options contracts or futures contracts relating to the Company Common Shares, and such suspension or limitation occurs or exists at any time before 1:00 p.m. (New York City time) on such day.
“Notice of Default” means a written notice of the kind specified in Section 5.01(c).
“NRF” means the Person named as “NRF” in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “NRF” shall mean such successor Person.
“NRF Operating Partnership” means the Person named as “NRF Operating Partnership” in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “NRF Operating Partnership” shall mean such successor Person.
“Officer’s Certificate” means a certificate signed by the Chairman of the Board of Directors, the Chief Executive Officer, the President, a Vice President, the Chief Financial Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.
“opening of business” means 9:00 a.m. (New York City time).
“Opinion of Counsel” means a written opinion of counsel reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company, a Guarantor or the Trustee.
“Outstanding” when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:
(i)    Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;
(ii)    Securities for whose payment or purchase money or securities in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; and
(iii)    Securities which have been paid pursuant to Section 3.06 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof

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satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;
provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, Securities owned by the Company, a Guarantor or any Affiliate of the Company or a Guarantor shall be disregarded and deemed not to be Outstanding (it being understood that Securities to be acquired by the Company pursuant to an offer to purchase shall not be deemed to be owned by the Company until legal title to such Securities passes to the Company), except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.  Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Company, a Guarantor or any Affiliate of the Company or a Guarantor.
“Paying Agent” means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.  The Company has initially appointed the Trustee as its Paying Agent pursuant to Section 10.02 hereof.
“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.
“principal” of a Security means the principal of the Security plus the premium, if any, payable on that Security which is due or overdue or is to become due at the relevant time.
“Record Expiration Date” has the meaning specified in Section 1.04.
“Resale Restriction Termination Date” has the meaning specified in Section 2.03(g).
“Responsible Officer” when used with respect to the Trustee, means any officer within the Corporate Trust Office, including, any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.
“Restricted Securities” has the meaning specified in Section 2.03(g).
“Rule 144” means Rule 144 as promulgated under the Securities Act.
“Rule 144A” means Rule 144A as promulgated under the Securities Act.
“scheduled trading day” means a day that is scheduled to be a trading day on the Listing Exchange.
“Securities” means the $300,000,000 4.625% Senior Stock‑Settlable Notes due December 2016 issued on the Issue Date, together with any Additional Securities issued in accordance with Section 2.02.
“Securities Act” means the Securities Act of 1933 and any statute successor thereto, in each case, as amended from time to time.
“Securities Custodian” means the custodian with respect to a Global Security (as appointed by the Depositary) or any successor person thereto, who shall initially be the Trustee.

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“Security Register” or “Security Registrar” has the meaning specified in Section 3.05.
“Share Settlement” has the meaning specified in Section 12.01.
“Share Settlement Conditions” has the meaning specified in Section 12.02(a).
“Share Settlement Date” has the meaning specified in Section 12.01(b).
“Share Settlement Discount” has the meaning specified in Section 12.03(d).
“Share Settlement Election” has the meaning specified in Section 3.01.
“Share Settlement Election Date” has the meaning specified in Section 12.02(b).
“Share Settlement Election Notice” has the meaning specified in Section 12.02(b).
“Share Settlement Measurement Period” has the meaning specified in Section 12.03(e).
“Share Settlement Notice Date” has the meaning specified in Section 3.01.
“Share Settlement Value Per Security” has the meaning specified in Section 12.02(b).
“Special Record Date” for the payment of any Defaulted Interest means a date fixed by the Company pursuant to Section 3.07.
“Spin‑Off” has the meaning specified in Section 12.04(c).
“Stated Maturity Date” means December 15, 2016.
“Subsidiary” means, with respect to any Person, (i) a corporation a majority of whose Voting Stock is at the time, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof and (ii) any other Person (other than a corporation), including, without limitation, a partnership, limited liability company, business trust or joint venture, in which such Person, one or more Subsidiaries thereof or such Person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof, has at least majority ownership interest entitled to vote in the election of directors, managers or trustees thereof (or other Person performing similar functions).  For purposes of this definition, any directors’ qualifying shares or investments by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Subsidiary.
“trading day” has the meaning specified in Section 12.03(f).
“Trust Indenture Act” means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.
“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean such successor Trustee.
“Vice President” when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president.”

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“Voting Stock” means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the Board of Directors, managers or trustees of any Person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).
SECTION 1.02    Compliance Certificates and Opinions.  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Trustee may request (1) an Officer’s Certificate stating that, in the opinion of the signer, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.
Every Officer’s Certificate with respect to compliance with a condition or covenant provided for in this Indenture shall include:
(a)    a statement that the individual signing such certificate has read such covenant or condition and the definitions herein relating thereto;
(b)    a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate are based;
(c)    a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and
(d)    a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.
SECTION 1.03    Form of Documents Delivered to Trustee.  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous.  Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.
Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
SECTION 1.04    Acts of Holders; Record Dates.  Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company.  Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or

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instruments.  Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.
The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof.  Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.  The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.
The ownership of Securities shall be proved exclusively by the Security Register for all purposes.
Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Company in reliance thereon, whether or not notation of such action is made upon such Security.
The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities, provided, however, that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph.  If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided, however, that no such action shall be effective hereunder unless taken on or prior to the applicable Record Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date.  Nothing in this paragraph shall prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), nor shall anything in this paragraph be construed to render ineffective any action taken pursuant to or in accordance with any other provision of this Indenture by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken.  Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Record Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 1.06.
The Trustee may but need not set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 5.02, (iii) any request to institute proceedings referred to in Section 5.07(b) or (iv) any direction referred to in Section 5.12.  If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided, however, that no such action shall be effective hereunder unless taken on or prior to the applicable Record Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date.  Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action (whereupon the record date previously set shall automatically and without any action by any Person be cancelled and of no effect), nor shall anything in this paragraph be construed to render ineffective any action taken pursuant to or in accordance with any other provision of this Indenture by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken.  Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company’s expense, shall cause notice of such record date, the matter(s) to be submitted for potential action by Holders and the applicable Record Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 1.06.

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With respect to any record date set pursuant to this Section, the party hereto that sets such record date may designate any day as the “Record Expiration Date” and from time to time may change the Record Expiration Date to any earlier or later day, provided, however, that no such change shall be effective unless notice of the proposed new Record Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 1.06, on or before the existing Record Expiration Date.  If a Record Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto that set such record date shall be deemed to have initially designated the 180th day after such record date as the Record Expiration Date with respect thereto, subject to its right to change the Record Expiration Date as provided in this paragraph.  Notwithstanding the foregoing, no Record Expiration Date shall be later than the 180th day after the applicable record date.
Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.
SECTION 1.05    Notices to Trustee or the Company.  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,
(a)    the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing and mailed, first‑class postage prepaid, to or with the Trustee at its Corporate Trust Office, or
(b)    the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first‑class postage prepaid, to the Company addressed to it at the address of the Company’s principal office specified in the first paragraph of this instrument, or at any other address previously furnished in writing to the Trustee by the Company.
SECTION 1.06    Notice to Holders; Waiver.  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first‑class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice.  In any case where notice to Holders is given by mail, neither the failure to mail or receive such notice, nor any defect in any such notice, to any particular Holder shall affect the sufficiency or validity of such notice.  Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.  Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.
In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.
Notwithstanding any other provision of this Indenture or any Security, where this Indenture or any Security provides for notice of any event (including any notice of redemption) to a Holder of a Global Security (whether by mail or otherwise), such notice shall be sufficiently given if given to the Depositary for such Security (or its designee) pursuant to the Applicable Procedures.
SECTION 1.07    [Reserved].
SECTION 1.08    Effect of Headings and Table of Contents.  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

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SECTION 1.09    Successors and Assigns.  Without limiting Article VIII hereof, all covenants and agreements in this Indenture by the Company shall bind its respective successors and assigns, whether so expressed or not.
SECTION 1.10    Separability Clause.  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
SECTION 1.11    Benefits of Indenture.  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.
SECTION 1.12    GOVERNING LAW.  THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.
SECTION 1.13    Business Days.  If any interest payment date, any Share Settlement Date, the Stated Maturity Date or redemption date of a Security would fall on a day that is not a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) the required payment of interest, principal or the redemption price, as applicable, will be made on the next succeeding Business Day and no interest on such payment will accrue for the period from and after the interest payment date, Share Settlement Date, Stated Maturity Date or redemption date to such next succeeding Business Day.
SECTION 1.14    Waiver of Jury Trial.  EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.
SECTION 1.15    Force Majeure.  In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.
SECTION 1.16    Counterparts.  This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
SECTION 1.17    USA PATRIOT Act.  The parties hereto acknowledge that in accordance with Section 326 of the USA PATRIOT Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the USA PATRIOT Act.
ARTICLE II
SECURITY FORMS
SECTION 2.01    Form and Dating.  The Securities and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A hereto, which is hereby incorporated in and expressly made a part of this Indenture.  The Securities may have notations, legends or endorsements required by law, stock exchange rule,

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agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company).  Each Security shall be dated the date of its authentication.
(a)    Guarantee. There shall be endorsed on the Securities a Guarantee in substantially the form included in Exhibit A hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture.
(b)    Global Securities.  The Securities shall be issued initially in the form of one or more global Securities in definitive, fully registered form (each, a “Global Security”) without interest coupons and bearing the Global Securities Legend, which shall be deposited on behalf of the Holders of the Securities represented thereby with the Securities Custodian, and registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as provided in this Indenture.  The aggregate principal amount of any Global Securities may from time to time be increased (subject to the limit set forth in Section 2.02) or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee and on the schedules thereto as hereinafter provided.  Notwithstanding the foregoing, the Company may, at any time and its sole discretion, determine not to have the Securities represented by a Global Security and, in such event, will issue the Securities in definitive form in exchange for the entire Global Security relating to the Securities.
(c)    Book‑Entry Provisions.  This Section 2.01(c) shall apply only to a Global Security deposited with or on behalf of the Depositary.
The Company shall execute and the Trustee shall, in accordance with this Section 2.01(c) and Section 2.02 and pursuant to an order of the Company signed by one officer of the Company, authenticate and deliver initially one or more Global Securities that (i) shall be registered in the name of the Depositary for such Global Security or Global Securities or the nominee of such Depositary and (ii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary’s instructions or held by the Trustee as Securities Custodian.
Members of, or participants in, the Depositary (“Agent Members”) shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as Securities Custodian or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever.  Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.
(d)    Definitive Securities. Except as provided in Section 2.03 or 2.04, owners of beneficial interests in Global Securities will not be entitled to have the Securities represented by such Global Securities registered in their names, will not receive or be entitled to receive physical delivery of certificated Securities in definitive form and will not be considered the owners or holders thereof.
SECTION 2.02    Authentication. The Trustee shall authenticate and make available for delivery upon a written order of the Company signed by an officer of the Company Securities for original issue on the date hereof in an aggregate principal amount of $300,000,000 and such amount as may be issued, not in excess of $60,000,000, as a result of the purchase of additional Securities (the “Additional Securities”) pursuant to the initial purchasers’ option granted by the Company under the Purchase Agreement, dated June 25, 2015, among the Company, the Guarantors and Deutsche Bank Securities Inc., as representative of the several initial purchasers named therein. Such order shall specify the amount of the Securities to be authenticated, the date on which the original issue of Securities is to be authenticated and, in the case of an issuance of Additional Securities pursuant to this Section 2.02 after the Issue Date, shall certify that such issuance is in compliance with this Indenture.
SECTION 2.03    Transfer . (a) Transfer of Definitive Securities.  When Definitive Securities are presented to the Security Registrar with a request to register the transfer of such Definitive Securities, the Security Registrar shall register the transfer as requested if its reasonable requirements for such transaction are met; provided,

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however, that the Definitive Securities surrendered for transfer shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.
(b)    Restrictions on Transfer of a Definitive Security for a Beneficial Interest in a Global Security.  A Definitive Security may not be exchanged for a beneficial interest in a Global Security except upon satisfaction of the requirements set forth below.  Upon receipt by the Trustee of a Definitive Security, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, together with written instructions directing the Trustee to make, or to direct the Securities Custodian to make, an adjustment on its books and records with respect the applicable Global Security to reflect an increase in the aggregate principal amount of the Securities represented by such Global Security, such instructions to contain information regarding the Depositary account to be credited with such increase, then the Trustee shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Securities Custodian, the aggregate principal amount of Securities represented by such Global Security to be increased by the aggregate principal amount of the Definitive Security to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in such Global Security equal to the principal amount of the Definitive Security so canceled.  If no applicable Global Securities are then outstanding and the applicable Global Security has not been previously exchanged for certificated securities pursuant to Section 2.04, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officer’s Certificate, a new applicable Global Security in the appropriate principal amount.
(c)    Transfer and Exchange of Global Securities.
(i)    The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture (including applicable restrictions on transfer set forth herein) and the procedures of the Depositary therefor.  A transferor of a beneficial interest in a Global Security shall deliver a written order given in accordance with the Depositary’s procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in such Global Security or another Global Security and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Security and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Security being transferred.
(ii)    If the proposed transfer is a transfer of a beneficial interest in one Global Security to a beneficial interest in another Global Security, the Security Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Security to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Security Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of Global Security from which such interest is being transferred.
(iii)    Notwithstanding any of the foregoing provisions (other than the provisions set forth in Section 2.04), a Global Security may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.
(d)    Cancellation or Adjustment of Global Security.  At such time as all beneficial interests in a Global Security have either been exchanged for Definitive Securities, transferred, redeemed, repurchased or canceled, such Global Security shall be returned by the Depositary to the Trustee for cancellation or retained and canceled by the Trustee.  At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for Definitive Securities, transferred in exchange for an interest in another Global Security, redeemed,

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repurchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Trustee or the Securities Custodian, to reflect such reduction.
(e)    Obligations with Respect to Transfers and Exchanges of Securities.
(i)    To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate, Definitive Securities and Global Securities at the Security Registrar’s request.
(ii)    No service charge shall be made for any registration of transfer or exchange of Securities except as provided in Section 3.06 of this Indenture, but the Company may deduct or withhold payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.04 or 9.05 of this Indenture, and in any such case not involving any transfer.
(iii)    Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent or the Security Registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent or the Security Registrar shall be affected by notice to the contrary.
(iv)    Securities issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.
(f)    No Obligation of the Trustee.
(i)    The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in the Depositary or any other Person with respect to the accuracy of the records of the Depositary or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) of any notice or the payment of any amount, under or with respect to such Securities.  All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to the registered Holders (which shall be the Depositary or its nominee in the case of a Global Security).  The rights of beneficial owners in any Global Security shall be exercised only through the Depositary subject to the applicable rules and procedures of the Depositary.  The Trustee may rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.
(ii)    The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depositary participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

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(iii)    Notwithstanding anything contained herein to the contrary, neither the Trustee nor the Security Registrar shall be responsible for ascertaining whether any transfer complies with the registration provisions of or exemptions from the Securities Act, applicable state securities laws, the Employment Retirement Income Security Act of 1974 (or, in the case of a governmental plan or a church plan (as described in the Employment Retirement Income Security Act of 1974 Sections 3(32) and 3(33), respectively) any substantially similar federal, state or local law), the Internal Revenue Code of 1986 or the Investment Company Act of 1940.
(g)    Restricted Securities. Every Security that bears or is required under this Section 2.03(g) to bear the legend set forth in this Section 2.03(g) (the “Restricted Securities”) shall be subject to the restrictions on transfer set forth in this Section 2.03(g) (including the legend set forth below), unless such restrictions on transfer shall be eliminated or otherwise waived by written consent of the Company. The Holder of each such Restricted Security, by such Holder’s acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in this Section 2.03(g), the term “transfer” encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security.
Until the date (the “Resale Restriction Termination Date”) that is the later of (1) the date that is one year after the last date of original issuance of the Securities, or such shorter period of time as permitted by Rule 144 or any successor provision thereto, and (2) such later date, if any, as may be required by applicable law, any certificate evidencing such Security shall bear a legend in substantially the following form (unless such Securities have been transferred pursuant to a registration statement that has become or been declared effective under the Securities Act and that continues to be effective at the time of such transfer, or sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, or unless otherwise agreed by the Company in writing, with notice thereof to the Trustee):
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:
(1)    REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

(2)    AGREES FOR THE BENEFIT OF NORTHSTAR REALTY EUROPE CORP. (THE “COMPANY”) AND NORTHSTAR REALTY FINANCE CORP. AND NORTHSTAR REALTY FINANCE LIMITED PARTNERSHIP (THE “GUARANTORS”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:
(A)    TO THE COMPANY OR ANY SUBSIDIARY THEREOF, OR
(B)    PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)    TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

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(D)    PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY AND THE GUARANTORS AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

No transfer of any Definitive Security prior to the Resale Restriction Termination Date will be registered by the Security Registrar unless the applicable box on the Form of Assignment and Transfer has been checked.
Any Security (or security issued in exchange or substitution therefor) (i) as to which such restrictions on transfer shall have expired in accordance with their terms, (ii) that has been transferred pursuant to a registration statement that has become effective or been declared effective under the Securities Act and that continues to be effective at the time of such transfer or (iii) that has been sold pursuant to the exemption from registration provided by Rule 144 or any similar provision then in force under the Securities Act, may, upon surrender of such Security for exchange to the Security Registrar in accordance with the provisions of this Section 2.03, be exchanged for a new Security or Securities, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.03(g) and shall not be assigned a restricted CUSIP number. The Company shall be entitled to instruct the Securities Custodian in writing to so surrender any Global Security as to which any of the conditions set forth in clauses (i) through (iii) of the immediately preceding sentence have been satisfied, and, upon such instruction, the Securities Custodian shall so surrender such Global Security for exchange; and any new Global Security so exchanged therefor shall not bear the restrictive legend specified in this Section 2.03(g) and shall not be assigned a restricted CUSIP number.
As soon as reasonably practicable following one year after the last date of original issuance of the Securities, the Company will notify the Trustee to remove the restrictive legend from the Securities and use reasonable best efforts, in cooperation with the Depositary, to remove the Restricted Securities legend set forth in this Section 2.03(g) and cause the Securities to have an unrestricted CUSIP. Following the Resale Restriction Termination Date, to the extent that deemed removal of restricted securities legends is permitted by the Applicable Procedures as then in force, the Company may, at its sole discretion, choose to proceed with such a deemed removal in accordance with the Applicable Procedures. Neither physical removal of the Restricted Securities legend from the Global Securities nor physical replacement of the CUSIP number specified therein shall be required under the first sentence of this paragraph if the Depositary, upon completion of such procedures, permits trading in the Securities represented by such Global Securities on an unrestricted basis under an unrestricted CUSIP number.
SECTION 2.04    Definitive Securities. (a) A Global Security deposited with the Depositary or with the Trustee as Securities Custodian pursuant to Section 2.01 shall be transferred to the beneficial owners thereof in the form of Definitive Securities, registered in names specified by the Depositary in an aggregate principal amount equal to the principal amount of such Global Security, in exchange for such Global Security, only if such transfer complies with Section 2.03 and the Depositary notifies the Company that it is unwilling or unable to continue as a Depositary for such Global Security or if at any time the Depositary ceases to be a “clearing agency” registered under the Exchange Act, and a successor depositary is not appointed by the Company within 90 days of such notice or after the Company becomes aware of such cessation. In addition, the Company may, in its sole discretion, but is not obligated to, issue Definitive Securities in exchange for any Securities represented by a Global Security upon the request of the Holder thereof.

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(b)    Any Global Security that is transferable to the beneficial owners thereof pursuant to this Section 2.04 shall be surrendered by the Depositary to the Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of Definitive Securities of authorized denominations.  Any portion of a Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in minimum denominations of $2,000 initial principal amount and any integral multiples of $1,000 initial principal amount in excess thereof, and registered in such names as the Depositary shall direct.
(c)    Subject to the provisions of Section 2.04(b), the registered Holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.
(d)    In the event of the occurrence of any of the events specified in Section 2.04(a), the Company will promptly make available to the Trustee a reasonable supply of Definitive Securities in fully registered form without interest coupons.
ARTICLE III
THE SECURITIES
SECTION 3.01    Title and Terms.  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture on the Issue Date is limited to $300,000,000 principal amount, as automatically increased by the principal amount of any Additional Securities issued, authenticated and delivered pursuant to Section 2.02. Securities may be authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities pursuant to Sections 3.04, 3.05, 3.06 or 9.05.
The Securities shall be known and designated as the “4.625% Senior Stock‑Settlable Notes due December 2016” of the Company.  The Stated Maturity Date shall be December 15, 2016.  Interest on the Securities shall accrue at the rate of 4.625% per annum and shall be payable semi-annually, in arrears, on December 15, 2015, June 15, 2016 and the Stated Maturity Date. Payment of interest will include interest accrued for the period commencing on and including the date of original issuance of the Securities or the most recent interest payment date, as the case may be, to but excluding the next following interest payment date or the Stated Maturity Date, as the case may be.  Interest on the Securities will be computed on the basis of a 360‑day year comprised of twelve 30‑day months. Accrued and unpaid interest on the Securities will be payable in cash.
The Company shall pay the principal of and interest on any Global Security in immediately available funds to the Depositary or its nominee, as the case may be, as the registered Holder of such Global Security.  The Company has initially designated the Trustee as its Paying Agent and Security Registrar in respect of the Securities. The Company may, however, change the Paying Agent or Security Registrar for the Securities without prior notice to the Holders thereof and the Company may act as Paying Agent or Security Registrar for the Securities.
The Company may, at its option, by giving irrevocable notice on a date that is not less than 60 nor more than 120 days prior to the Stated Maturity Date (herein called the “Share Settlement Notice Date”), elect to satisfy, in whole or in part, its obligation to repay the principal amount of the Securities at the Stated Maturity Date by delivering Company Common Shares to Holders of the Securities in lieu of cash in accordance with Article XII hereof (herein called a “Share Settlement Election”) so long as the Share Settlement Conditions set forth in Section 12.02 are met on such date.
The Securities shall be guaranteed by each Guarantor as provided in Article XIV and shall have endorsed thereon the Guarantee substantially in the form set forth in Annex A hereto, executed by each Guarantor.

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SECTION 3.02    Denominations.  The Securities shall be issuable only in registered form without coupons and only in minimum denominations of $2,000 initial principal amount and any integral multiple of $1,000 above that amount.
SECTION 3.03    Execution and Authentication.  The terms and provisions contained in the Form of Securities annexed hereto as Exhibit A shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company, the Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.  The Securities shall be executed on behalf of the Company by the Chairman of the Board of Directors, the Chief Executive Officer, the President, a Vice President, the Chief Financial Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company and the Guarantee shall be executed on behalf of each Guarantor by the Chairman of the Board of Directors, the Chief Executive Officer, the President, a Vice President, the Chief Financial Officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of NRF, on its own behalf and in its capacity as the general partner of NRF Operating Partnership.  The signature of any of these officers on the Securities may be manual or facsimile (including electronic).
Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company or either Guarantor shall bind the Company or such Guarantor, as the case may be, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.
At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, which shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated and, in the case of an issuance of Additional Securities pursuant to Section 2.02 after the Issue Date, shall certify that such issuance is in compliance with this Indenture; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as provided in this Indenture and not otherwise.
Each Security shall be dated the date of its authentication.
No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.
Authentication by counterpart shall satisfy the requirements of this Section 3.03 and the requirements of the Securities.
SECTION 3.04    Temporary Securities.  Pending the preparation of Definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities having a Guarantee endorsed thereon which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.
If temporary Securities are issued, the Company will cause Definitive Securities to be prepared without unreasonable delay.  After the preparation of Definitive Securities, the temporary Securities shall be exchangeable for Definitive Securities having a Guarantee endorsed thereon upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 10.02, without charge to the Holder.  Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Securities having a Guarantee endorsed thereon of authorized denominations and of a like tenor.  Until so exchanged, the

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temporary Securities shall in all respects be entitled to the same benefits under this Indenture as Definitive Securities.
SECTION 3.05    Registration, Registration of Transfer and Exchange.  The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.02 being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as the Company may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities.  The Trustee is hereby appointed (a) the initial “Security Registrar” for the purpose of registering Securities and transfers of Securities as herein provided and (b) the Securities Custodian with respect to the Global Securities.
The Securities shall be issued in registered form and shall be transferable only upon the surrender of a Security for registration of transfer and in compliance with Article II.  When a Security is presented to the Security Registrar with a request to register a transfer, the Security Registrar shall register the transfer as requested if its requirements therefor are met.  When Securities are presented to the Security Registrar with a request to exchange them for an equal principal amount of Securities of other denominations, the Security Registrar shall make the exchange as requested if the same requirements are met.  To permit registration of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Security Registrar’s request.
All Securities issued upon any registration of transfer or exchange pursuant to the terms of this Indenture shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.
No service charge shall be made for any registration of transfer or exchange of Securities except as provided in Section 3.06, but the Company may deduct and withhold a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Sections 3.04 and 9.05, and in any such case not involving any transfer.
Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent, and the Security Registrar may deem and treat the Person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent or the Security Registrar shall be affected by notice to the contrary.
Any Holder of a Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interest in such Global Security may be effected only through a book‑entry system maintained by (a) the Holder of such Global Security (or its agent) or (b) any Holder of a beneficial interest in such Global Security, and that ownership of a beneficial interest in such Global Security shall be required to be reflected in a book entry.
SECTION 3.06    Mutilated, Destroyed, Lost and Stolen Securities.  If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security having a Guarantee endorsed thereon of like tenor and principal amount and bearing a number not contemporaneously outstanding.
If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute, and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security having a Guarantee endorsed thereon of like tenor and principal amount and bearing a number not contemporaneously outstanding.

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In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.
Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.
Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder and to the benefits of the related Guarantee.
The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.
SECTION 3.07    Payment of Interest; Rights Preserved.  Interest on any Security which is payable, and is punctually paid or duly provided for, on any interest payment date or the Stated Maturity Date shall be paid to the Person in whose name that Security (or one or more predecessor securities) is registered at the Close of Business on the first day of the month in which the applicable interest payment date falls (whether or not a Business Day), provided that interest accrued on any Security that is payable at maturity or earlier redemption will be paid to the Person entitled to payment of principal as a result of maturity or redemption, as the case may be.
Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any interest payment date or the Stated Maturity Date (herein called “Defaulted Interest”) shall forthwith cease to be payable to the Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in paragraph (a) or (b) below:
(a)    the Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective predecessor Securities) are registered at the Close of Business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner: the Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided.  Thereupon the Company shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 15 days after the receipt by the Trustee of the notice of the proposed payment.  The Company shall promptly notify the Trustee of such Special Record Date and shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder in the manner specified in Section 1.06, not less than 10 days prior to such Special Record Date.  Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective predecessor Securities) are registered at the Close of Business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).
(b)    the Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause (b), such manner of payment shall be deemed practicable by the Trustee.
Subject to the foregoing provisions of this Section 3.07 and Section 3.05, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

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The Company is permitted to withhold from interest payments otherwise payable to a Holder for any amounts the Company is required to withhold by law.
SECTION 3.08    Persons Deemed Owners.  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee shall treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 3.07) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.
SECTION 3.09    Cancellation.  All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it.  The Company shall promptly deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee.  No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture.  All cancelled Securities held by the Trustee shall be disposed of by the Trustee in its customary manner.
SECTION 3.10    Computation of Interest.  Interest on the Securities shall be computed on the basis of a 360‑day year comprised of twelve 30‑day months.
SECTION 3.11    CUSIP Numbers.  The Company in issuing the Securities may use “CUSIP” and the Trustee shall use the CUSIP numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.  The Company shall promptly notify the Trustee of any change in the CUSIP numbers.
SECTION 3.12    Deposits of Monies.  Except to the extent payment is made by the Company’s check or wire transfer pursuant to the terms of the Securities, prior to 11:00 a.m., New York City time, on any interest payment date, any Share Settlement Date or the Stated Maturity Date, the Company shall deposit with the Paying Agent in immediately available funds money sufficient to make cash payments due on any interest payment date, any Share Settlement Date or the Stated Maturity Date in a timely manner which permits the Paying Agent to remit payment to the Holders on such interest payment date, Share Settlement Date or Stated Maturity Date.
ARTICLE IV
SATISFACTION AND DISCHARGE
SECTION 4.01    Satisfaction and Discharge of Indenture.  This Indenture shall cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:
(i)    the Company shall deliver to the Security Registrar for cancellation all Securities theretofore authenticated (other than any Securities that have been destroyed, lost or stolen and in lieu of or in substitution for which other Securities shall have been authenticated and delivered) and not theretofore canceled; or
(ii)    all Securities not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable at the Stated Maturity Date for the payment of the principal amount thereof or on any Change in Control Purchase Date,

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and the Company shall deposit with the Trustee, in trust, or deliver to the Holders cash funds or Company Common Shares, as applicable, sufficient to pay all amounts due on all of such Securities (other than any Securities that shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Securities shall have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, including principal and interest due, accompanied, except in the event the Securities are due and payable solely in cash or Company Common Shares at the Stated Maturity Date or upon an earlier Change in Control Purchase Date, by a verification report as to the sufficiency of the deposited amount from an independent certified accountant or other financial professional reasonably satisfactory to the Trustee, and if the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (A) rights hereunder of Holders of the Securities to receive all amounts owing upon the Securities and the other rights, duties and obligations of Holders of the Securities, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and (B) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, on written demand of the Company accompanied by an Officer’s Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture.
Notwithstanding the satisfaction and discharge of this Indenture pursuant to this Article IV, the obligations of the Company to the Trustee under Section 6.07, the obligations of the Company to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to the preceding paragraph of this Section 4.01, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 10.03 shall survive such satisfaction and discharge.
SECTION 4.02    Application of Trust Money.  Subject to the provisions of the last paragraph of Section 10.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.
SECTION 4.03    Paying Agent to Repay Monies Held.  Upon the satisfaction and discharge of this Indenture, all monies then held by any Paying Agent (if other than the Trustee) shall, upon written request of the Company, be repaid to it or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such monies.
SECTION 4.04    Reinstatement.  If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 4.02 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company’s obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 4.01 until such time as the Trustee or the Paying Agent is permitted to apply all such money in accordance with Section 4.02; provided, however, that if the Company makes any payment of interest on or principal of any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.
ARTICLE V
REMEDIES
SECTION 5.01    Events of Default. “Event of Default,” wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):
(a)    default in the payment of the principal of the Securities (at the Stated Maturity Date or otherwise) or, if the Company has elected Share Settlement pursuant to Article XII, the Company does not deliver Company Common Shares, in accordance with the terms of Article XII; provided that a failure or delay of any

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delivery of Company Common Shares in settlement of the principal amount of the Securities resulting from any action or inaction by the Depositary shall not constitute an Event of Default as long as the Company is using commercially reasonable efforts to accomplish delivery; or
(b)    default in the payment of interest on any of the Securities, when due and payable, for 30 days; or
(c)    default in the performance, or breach, of any covenant or agreement of the Company or either Guarantor under this Indenture and such default or breach shall continue for a period of 60 days after written notice has been given, by registered or certified mail:
(x)    to the Company by the Trustee; or
(y)    to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Securities;
Such written notice shall specify such default or breach and require it to be remedied, stating that such notice is a “Notice of Default” hereunder.
(d)    default by the Company or either Guarantor, as the case may be, under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or such Guarantor, as the case may be, having an aggregate principal amount outstanding of at least $50,000,000, or under any mortgage, indenture or instrument (including this Indenture) under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or such Guarantor, as the case may be, having an aggregate principal amount outstanding of at least $50,000,000, whether such indebtedness now exists or shall hereafter be created, which default, after the expiration of any grace period, (A) shall constitute a failure to pay any portion of the principal of such indebtedness when due and payable after the expiration of any applicable grace period with respect thereto or (B) shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, without, in the case of clause (A), such indebtedness having been discharged or without, in the case of clause (B), such indebtedness having been discharged or such acceleration having been rescinded or annulled, in each such case after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Securities a written notice specifying such default and requiring the Company or such Guarantor, as the case may be, to cause such indebtedness to be discharged or cause such acceleration to be rescinded or annulled, as the case may be, and stating that such notice is a “Notice of Default” hereunder; provided, that, the Trustee shall not be deemed to have knowledge of such default unless either (A) a Responsible Officer of the Trustee shall have knowledge of such default or (B) the Trustee shall have received written notice thereof from the Company, from any Holder, from the holder of any such indebtedness or from the trustee under any such mortgage, indenture or other instrument; or
(e)    the Company or either Guarantor, as the case may be, shall fail to pay a final, non‑appealable judgment entered by a court of competent jurisdiction against the Company or such Guarantor, as the case may be, in excess of $50,000,000, which judgment is not paid, discharged or stayed within 60 days after such judgment becomes final and non‑appealable; or
(f)    the institution by the Company or either Guarantor, as the case may be, of a voluntary case or proceeding under the Federal Bankruptcy Code or any other similar federal, state or foreign law or any other case or proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Company or either Guarantor, as the case may be, to the entry of a decree or order for relief in respect of the Company or either Guarantor, as the case may be, in any involuntary case or proceeding under the Federal Bankruptcy Code or any other similar federal, state or foreign law or to the institution of bankruptcy or insolvency proceedings against the Company or either Guarantor, as the case may be, or the filing by the Company or either Guarantor, as the case may be, of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other similar federal, state or foreign law, or the consent by it to the filing of any such petition or to the appointment of or taking

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possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of any of the Company or either Guarantor, as the case may be, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due or the taking of corporate or limited partnership action (as applicable) by the Company or either Guarantor, as the case may be, in furtherance of any such action; provided that, for the avoidance of doubt, a reorganization whereby NRF or a subsidiary of NRF is the successor to NRF Operating Partnership shall not constitute an Event of Default.
SECTION 5.02    Acceleration of Maturity; Rescission and Annulment.  If an Event of Default (other than those covered by clause (f) of Section 5.01 with respect to the Company or either Guarantor, as the case may be) shall occur and be continuing, the Trustee, by written notice to the Company (and to the Trustee if given by the Holders), or the Holders of at least 25% in aggregate principal amount of the Securities then Outstanding, by notice to the Trustee and the Company, may declare the principal of all of the Outstanding Securities due and payable immediately, upon which declaration, all amounts payable in respect of the Securities shall be due and payable.  If an Event of Default specified in clause (f) of Section 5.01 with respect to the Company or either Guarantor, as the case may be, occurs and is continuing, then the principal of and accrued and unpaid interest, if any, on all the Outstanding Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder of Securities.
After a declaration of acceleration under this Indenture, but before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of a majority in aggregate principal amount of the then Outstanding Securities, by written notice to the Company and the Trustee, may rescind such declaration if:
(a)    the Company has paid or deposited with the Trustee a sum sufficient to pay:
(i)    all sums paid or advanced by the Trustee under this Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;
(ii)    all overdue interest on all Securities;
(iii)    the principal of any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities;
(iv)    to the extent that payment of such interest is lawful, interest upon overdue interest and overdue principal at the rate set forth in the Securities which has become due otherwise than by such declaration of acceleration; and
(b)    all Events of Default, other than the non‑payment of principal of and interest on the Securities that have become due solely by such declaration of acceleration, have been cured or waived.
No such rescission shall affect any subsequent default or impair any right consequent thereto.
SECTION 5.03    Collection of Indebtedness and Suits for Enforcement by Trustee.  The Company covenants that if:
(a)    default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or
(b)    default is made in the payment of the principal (including the delivery of any Company Common Shares deliverable as the result of a Share Settlement Election) of any Security on the due date for payment thereof (it being understood that a failure or delay of any delivery of Company Common Shares in settlement of the principal amount of the Securities resulting from any action or inaction by the Depositary shall not constitute a default in the payment of the principal of any Security on the due date thereof as long as the Company is

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using commercially reasonable efforts to accomplish delivery), including with respect to any Security required to have been purchased pursuant to a Change in Control Offer, on the Change in Control Purchase Date the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and on any overdue interest, at the rate provided by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.
The Trustee shall have the rights and powers set forth in Section 317(a) of the Trust Indenture Act and additionally the Trustee shall be entitled to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Holders of the Securities allowed in any judicial proceeding relative to the Company, the Guarantors or any other obligor upon the Securities, its creditors, or its property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized by each of the Holders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for compensation and expenses, including counsel fees incurred by it up to the date of such distribution.
If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem necessary to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.
SECTION 5.04    Trustee May File Proofs of Claim.  In case of any judicial proceeding relative to the Company, the Guarantors or any other obligor upon the Securities, any of their respective property or any of their respective creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions that would be authorized under the Trust Indenture Act in respect of an indenture qualified thereunder in order to have claims of the Holders and the Trustee allowed in any such proceeding.  In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.
No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors’ or other similar committee.
SECTION 5.05    Trustee May Enforce Claims Without Possession of Securities.  All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, distributions and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

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SECTION 5.06    Application of Money Collected.  Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:
FIRST: To the payment of all amounts due the Trustee hereunder;
SECOND: To the payment of the amounts then due and unpaid for principal of and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively;
THIRD: To the payment of any and all other amounts due under this Indenture or the Securities; and
FOURTH: To the Company (or such other Person as a court of competent jurisdiction may direct).
SECTION 5.07    Limitation on Suits.  Subject to Section 5.08, no Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:
(a)    such Holder has previously given written notice to the Trustee of a continuing Event of Default;
(b)    the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;
(c)    such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;
(d)    the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and
(e)    no direction inconsistent with such written request has been given to the Trustee during such 60‑day period by the Holders of a majority in principal amount of the Outstanding Securities; it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.
SECTION 5.08    Unconditional Right of Holders to Receive Principal and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 3.07) interest on such Security on any interest payment date, any Share Settlement Date or the Stated Maturity Date, as applicable, expressed in such Security and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder; provided that a failure or delay of any delivery of Company Common Shares in settlement of the principal amount of the Securities resulting from any action or inaction by the Depositary shall not afford a Holder the right to institute suit for the enforcement of such payment as long as the Company is using commercially reasonable efforts to accomplish delivery.
SECTION 5.09    Restoration of Rights and Remedies.  If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such

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case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted, subject to the determination in such proceeding.
SECTION 5.10    Rights and Remedies Cumulative.  Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
SECTION 5.11    Delay or Omission Not Waiver.  No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein.  Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.
SECTION 5.12    Control by Holders.  The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that:
(a)    such direction shall not be in conflict with any rule of law or with this Indenture or be unduly prejudicial to the Holders of the Securities not joining therein, and
(b)    the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.
SECTION 5.13    Waiver of Past Defaults.  The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default:
(a)    in the payment of the principal (including the delivery of any Company Common Shares deliverable as the result of a Share Settlement Election) of or interest on any Security (including any Security required to have been purchased pursuant to a Change in Control Offer), or
(b)    in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.
Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.
SECTION 5.14    Undertaking for Costs.  In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit (including reasonable counsel fees and expenses), and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act in respect of indentures qualified thereunder; provided that this Section 5.14 shall not be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company, in any suit instituted by the Trustee, in any suit instituted by any Holder or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or in any suit instituted by any Holder for the enforcement of the payment of the principal of or interest

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on any Security on or after the Stated Maturity Date expressed in such Security (or, in the case of a Change in Control Offer, on or after the Change in Control Purchase Date).
SECTION 5.15    Waiver of Stay or Extension Laws.  The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.
ARTICLE VI
THE TRUSTEE
SECTION 6.01    Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default,
(i)    the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and
(ii)    in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by the provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).
(b)    In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs.
(c)    No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent misconduct, except that no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers under this Indenture, unless the Trustee has received security and indemnity satisfactory to it against any loss, liability or expense.  The Trustee shall not be liable for any error of judgment unless it is proved that the Trustee was negligent in the performance of its duties hereunder.
(d)    Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.01.
SECTION 6.02    Notice of Defaults.  If an Event of Default occurs and is known to the Trustee, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such Event of Default hereunder known to the Trustee within 90 days after such Event of Default, or, if later, within 15 days after it becomes known to the Trustee, unless such Event of Default shall have been cured or waived; provided, however, that, except in the case of an Event of Default in the payment of the principal of or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the Board of Directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee determines that the withholding of such notice is in the interest of the Holders.

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SECTION 6.03    Certain Rights of Trustee.  Subject to the provisions of Section 6.01:
(a)    The Trustee may conclusively rely as to the truth of the statements and correctness of the opinions expressed therein and shall be fully protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;
(b)    any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution of the Company;
(c)    whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate;
(d)    the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;
(e)    the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;
(f)    the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled (subject to reasonable confidentiality arrangements as may be proposed by the Company) to make reasonable examination (upon prior notice and during regular business hours) of the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;
(g)    the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or custodians or nominees and the Trustee shall not be responsible for the supervision of, or any misconduct or negligence on the part of, any agent or attorney appointed with due care by it hereunder;
(h)    the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;
(i)    in the event that the Trustee is also acting as Authenticating Agent, Paying Agent, Security Registrar or Securities Custodian hereunder, the rights and protections afforded to the Trustee pursuant to this Article VI, including its right to be indemnified, shall also be afforded to such Authenticating Agent, Paying Agent, Security Registrar and Securities Custodian;
(j)    the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default and stating such notice is a “Notice of Default” is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

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(k)    in no event shall the Trustee be responsible or liable for punitive, special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action; and
(l)    the Trustee may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture.
SECTION 6.04    Not Responsible for Recitals or Issuance of Securities.  The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities.  The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.
SECTION 6.05    May Hold Securities.  The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar, any Securities Custodian or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar, Securities Custodian or such other agent.
SECTION 6.06    Money Held in Trust.  Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law.  The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.
SECTION 6.07    Compensation and Reimbursement.  Each of the Company and the Guarantors, jointly and severally, agrees (1) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); (2) to promptly reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may have been caused by its negligence or willful misconduct; and (3) to indemnify the Trustee, its directors, officers, agents and employees for, and to hold them harmless against, any and all loss, damage, claim, liability or expense incurred without negligence or bad faith on its part, including taxes (other than taxes based upon, measured by or determined by the revenue or income of the Trustee), arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim (whether asserted by the Company, a Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.
The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing to it pursuant to this Section 6.07, except with respect to funds held in trust for the benefit of the Holders of particular Securities.
When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(f), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.
Notwithstanding any provisions of this Indenture, the provisions of this Section shall survive the resignation or removal of the Trustee and any satisfaction and discharge of this Indenture.
SECTION 6.08    Conflicting Interests.  If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act in respect of indentures qualified thereunder, the Trustee shall either

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eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act in respect of indentures qualified thereunder and this Indenture.
SECTION 6.09    Corporate Trustee Required; Eligibility.  There shall at all times be a Trustee hereunder which shall be a Person that would be eligible pursuant to the Trust Indenture Act to act as such in respect of indentures qualified thereunder and has, or is a wholly owned subsidiary of a bank holding company that has, a combined capital and surplus of at least $50,000,000 and a Corporate Trust Office in the United States.  If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal or State supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act in respect of indentures qualified thereunder, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.
SECTION 6.10    Resignation and Removal; Appointment of Successor.  No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.
(a)    The Trustee may resign at any time by giving written notice thereof to the Company.  If an instrument of acceptance by a successor Trustee in accordance with the applicable requirements of Section 6.11 shall not have been delivered to the Company and the resigning Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.
(b)    The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.  If an instrument of acceptance by a successor Trustee in accordance with the applicable requirements of Section 6.11 shall not have been delivered to the Company and the Trustee being removed within 30 days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.
(c)    If at any time:
(i)    the Trustee shall fail to comply with Section 6.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or
(ii)    the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Holder, or
(iii)    the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company, by a Board Resolution, may remove the Trustee, or (B) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.
(d)    If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee.  If, within one year after such resignation, removal or incapability, or the occurrence of such

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vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee and supersede the successor Trustee appointed by the Company.  If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in accordance with the applicable requirements of Section 6.11, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.
(e)    The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 1.06.  Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.
(f)    The resignation or removal of the Trustee pursuant to this Section 6.10 shall not affect the obligation of the Company to indemnify the Trustee pursuant to Section 6.07(3) in connection with the exercise or performance by the Trustee prior to its resignation or removal of any of its powers or duties hereunder.
(g)    No Trustee under this Indenture shall be liable for any action or omission of any successor Trustee.
SECTION 6.11    Acceptance of Appointment by Successor.  Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.  Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.
No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article VI.
SECTION 6.12    Merger, Conversion, Consolidation or Succession to Business.  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided, however, that such corporation shall be otherwise qualified and eligible under this Article VI, without the execution or filing of any paper or any further act on the part of any of the parties hereto.  In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.
SECTION 6.13    Preferential Collection of Claims Against the Company.  If and when the Trustee shall be or become a creditor of the Company, the Guarantors or any other obligor upon the Securities, the Trustee shall be subject to the provisions of the Trust Indenture Act in respect of indentures qualified thereunder regarding the collection of claims against the Company, the Guarantors or any such other obligor.
SECTION 6.14    Appointment of Authenticating Agent.  The Trustee may appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange or registration of transfer or partial purchase or pursuant to Section 3.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder.  Wherever reference is made in this

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Indenture to the authentication and delivery of Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.  Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority.  If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.
Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided that such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.
An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company.  The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company.  Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.06, to all Holders as their names and addresses appear in the Security Register.  Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent.  No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.
The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.
If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee’s certificate of authentication, an alternative certificate of authentication in the following form:
This is one of the Securities described in the within‑mentioned Indenture.

Dated:
Wilmington Trust, National Association, as Trustee

By:
As Authentication Agent

By:
Authorized Signatory
ARTICLE VII
HOLDERS’ LISTS AND REPORTS BY TRUSTEE

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SECTION 7.01    Company to Furnish Trustee Names and Addresses of Holders.  The Company will furnish or cause to be furnished to the Trustee a list of the names and addresses of the Holders in such form as the Trustee may reasonably request in writing, within 30 days after the receipt by the Company of any such request, as of a date not more than 15 days prior to the time such list is furnished; excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.
SECTION 7.02    Preservation of Information; Communications to Holders. The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar, if so acting.
(a)    The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act in respect of indentures qualified thereunder.
(b)    Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of any of them shall be held accountable by reason of any disclosure of information as to the names and addresses of Holders made in accordance with the Trust Indenture Act in respect of indentures qualified thereunder.
SECTION 7.03    Reports by Trustee.  Within 60 days after each June 15 (commencing in 2016) on which the Securities remain Outstanding, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture to the extent required pursuant to the Trust Indenture Act in respect of indentures qualified thereunder at the times and in the manner provided pursuant thereto in respect of indentures qualified thereunder.
A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed (if any), with the Commission and with the Company.  The Company will promptly notify the Trustee when the Securities are listed on any stock exchange and of any delisting thereof.
ARTICLE VIII
CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE
SECTION 8.01    Company May Consolidate, Etc., Only on Certain Terms. None of the Company and the Guarantors shall (1) consolidate with or merge with or into any other Person or sell, convey, lease or transfer its properties and assets substantially as an entirety to any other Person in any one transaction or series of related transactions, or (2) permit any Person to consolidate with or merge into it unless:
(a)    in the case of a merger or consolidation, it is the surviving person or if it is not the surviving person, the surviving person formed by such consolidation or into which it is merged or the person to which its properties and assets are so transferred shall be an entity organized and existing under the laws of the United States of America, any state thereof or the District of Columbia and shall execute and deliver to the Trustee a supplemental indenture expressly assuming the payment when due of the principal of and interest on the Securities, in the case of a transaction involving the Company, or its Guarantee, in the case of either Guarantor, and the performance of its other covenants under this Indenture in either case; and
(b)    in either case, (i) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing, and (ii) an Officer’s Certificate and legal opinion concerning the conditions precedent shall have been delivered to the Trustee.

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In the event that the Company or the applicable Guarantor, as the case may be, is not the continuing entity, then, for purposes of this Section 8.01, the references to the Company or such Guarantor, as applicable, shall be deemed to refer to the successor entity.
For the avoidance of doubt, the Distribution shall not constitute a sale, conveyance, lease or transfer of the properties and assets of NRF or NRF Operating Partnership substantially as an entirety for purposes hereof.
SECTION 8.02    Successor Substituted.  Upon any consolidation or merger, or any sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company or either Guarantor in accordance with Section 8.01, the successor Person formed by such consolidation or into which the Company or such Guarantor, as the case may be, is merged  or the successor Person to which such sale, assignment, conveyance, transfer, lease or disposition is made shall succeed to, and be substituted for, and may exercise every right and power of the Company or such Guarantor, as applicable, under the Securities and this Indenture, as applicable, with the same effect as if such successor had been named as the Company or such Guarantor, as applicable, in the Securities and this Indenture, as the case may be, and, except in the case of a lease, the Company or such Guarantor, as applicable, shall be released and discharged from its obligations thereunder and hereunder, except for obligations that the predecessor Person may have under the supplemental indenture that evidences the assignment of rights and obligations under this Indenture upon such consolidation, merger, sale, assignment, conveyance, transfer, lease or disposition.
ARTICLE IX
MODIFICATIONS; AMENDMENTS; WAIVERS; SUPPLEMENTAL INDENTURES
SECTION 9.01    Modifications and Amendments Without Consent of Holders.  Without the consent of any Holders, when authorized by a Board Resolution, the Company, the Guarantors and the Trustee, at any time and from time to time, may together amend, waive or supplement this Indenture or the Securities, for any of the following purposes:
(a)    to evidence the succession of another Person as obligor or Guarantor, as the case may be, pursuant to this Indenture and the assumption by any such successor of the covenants of the Company or either Guarantor, as the case may be, herein and in the Securities and to evidence the assumption of obligations under this Indenture;
(b)    to add to the covenants of the Company or a Guarantor for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company or a Guarantor;
(c)    to add any additional Events of Default for the benefit of the Holders of all the Securities;
(d)    to amend or supplement any provisions of this Indenture; provided that no amendment or supplement shall adversely affect the interests of the Holders of any Securities then Outstanding in any material respect;
(e)    to permit or facilitate the issuance of the Securities in uncertificated form; provided that such action shall not adversely affect the interests of the Holders of the Securities in any material respect;
(f)    to secure the Securities or to add guarantees;
(g)    to evidence and provide for the acceptance of appointment of a successor Trustee and to change any of the provisions of this Indenture as is necessary to provide for or facilitate the administration of the trusts under this Indenture by more than one Trustee;

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(h)    to provide for rights of Holders if any consolidation, merger or sale of substantially all of the property or assets of the Company or a Guarantor occurs;
(i)    to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture; provided that this action shall not adversely affect the interests of Holders of the Securities in any material respect;
(j)    to supplement any of the provisions of this Indenture to the extent necessary to defease and/or discharge the Securities under this Indenture; provided that the action shall not adversely affect the interests of the Holders of the Securities in any material respect;
(k)    to conform the text of this Indenture or the Securities to any corresponding provision of the “Description of Notes” section of the Offering Circular dated June 25, 2015, pursuant to which the Securities were offered;
provided, however, that the Company shall have delivered to the Trustee an Opinion of Counsel and Officer’s Certificate stating that such action pursuant to clauses (a) to (k) above is permitted by this Indenture.  The Trustee shall not be obligated to enter into any such amendment, waiver or supplemental indenture that adversely affects its own rights, duties or immunities under this Indenture or otherwise.
SECTION 9.02    Modifications and Amendments With Consent of Holders.  With the written consent of the Holders of not less than a majority in principal amount of the Outstanding Securities affected by such modification or amendment (voting together as a single class), modification or amendment of the Indenture may be made; provided, however, that no such modification or amendment may, without the written consent of the Holder of each Security affected thereby:
(a)    change the Stated Maturity Date for any principal or interest payment on the Securities;
(b)    reduce the principal amount or the interest rate payable on the Securities (including the number of Company Common Shares deliverable upon Share Settlement, if applicable);
(c)    change the timing for, or reduce any amount (including accrued interest) payable upon, the redemption of the Securities;
(d)    change the currency of any payment on the Securities;
(e)    change the place of payment on the Securities;
(f)    impair a Holder’s right to sue for the enforcement of any payment on or with respect to the Securities as required by this Indenture;
(g)    reduce the percentage of principal amount of outstanding Securities necessary to modify or amend this Indenture or waive compliance with certain provisions or certain defaults and consequences under this Indenture; or
(h)    modify any of the foregoing provisions or any of the provisions relating to the waiver of certain past defaults or certain covenants, except to increase the required percentage to effect the action or to provide that certain other provisions may not be modified or waived without the consent of the Holders of the Securities.
provided, however, that the Company shall have delivered to the Trustee an Opinion of Counsel and Officer’s Certificate stating that such action pursuant to clauses (a) to (h) above is permitted by this Indenture.  The Trustee shall not be obligated to enter into any such amendment, waiver or supplemental indenture that adversely affects its own rights, duties or immunities under this Indenture or otherwise.

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SECTION 9.03    Execution of Supplemental Indentures.  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be given, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel and an Officer’s Certificate stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent thereto are satisfied.  The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise; provided that the Trustee shall enter into and execute all other supplemental indentures which satisfy all applicable conditions under this Article IX.
SECTION 9.04    Effect of Supplemental Indentures.  Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.
SECTION 9.05    Reference in Securities to Supplemental Indentures.  Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture, provided that any failure by the Trustee to make such notation shall not affect the validity of the matter provided for in such supplemental indenture or any Security hereunder. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.
SECTION 9.06    No Liability for Certain Persons.  No director, officer, employee, or stockholder of the Company or the Guarantors, as such, shall have any liability for any obligations of the Company or the Guarantors under the Securities or this Indenture based on or by reason of such obligations or their creation.  Each Holder by accepting a Security waives and releases all such liability.  The foregoing waiver and release are an integral part of the consideration for the issuance of the Securities.
ARTICLE X
COVENANTS
SECTION 10.01    Payment of Principal and Interest.  The Company shall duly and punctually pay the principal of and interest on the Securities in accordance with the terms of the Securities and this Indenture.  The Company will deposit or cause to be deposited with the Trustee or its nominee, no later than the opening of business on any interest payment date, any Share Settlement Date or the Stated Maturity Date, all payments so due in accordance with the terms of the Securities and this Indenture, which payments shall be in immediately available funds on any interest payment date, any Share Settlement Date or the Stated Maturity Date; provided that a failure or delay of any delivery of Company Common Shares in settlement of the principal amount of the Securities resulting from any action or inaction by the Depositary shall not be a breach or violation of any covenant hereunder as long as the Company is using commercially reasonable efforts to accomplish delivery.
SECTION 10.02    Maintenance of Office or Agency.  The Company shall maintain an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency.  If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders may be made at a Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.  In the event any such notice or demands are so made or served on the Trustee, the Trustee shall promptly forward copies thereof to the Company.
The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York) where the Securities may be presented or surrendered for

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any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes.  The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.
The Company hereby initially designates the Trustee as Paying Agent and Security Registrar, and the Corporate Trust Office of the Trustee as one such office or agency of the Company for each of the aforesaid purposes.
SECTION 10.03    Money for Security Payments to be Held in Trust.  If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.
Whenever the Company shall have one or more Paying Agents, the Company will, prior to 11:00 a.m., New York City time, on each due date of the principal of or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due, such sum to be held as provided by the Trust Indenture Act in respect of indentures qualified thereunder, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.
The Company shall cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will: (i) comply with the provisions of the Trust Indenture Act that would be applicable to it as paying agent in respect of an indenture qualified thereunder and (ii) during the continuance of any default by the Company, the Guarantors or any other obligor upon the Securities in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.
The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent (other than the Company) to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.
Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.
SECTION 10.04    Statement by Officers as to Default; Compliance Certificates.  The Company shall deliver to the Trustee, (a) prior to March 31 in each year commencing with the year beginning on January 1, 2016 (if the Securities remain Outstanding), an Officer’s Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder), and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which he may

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have knowledge, and (b) as soon as reasonably practicable and in any event within five days after the Company becomes aware of the occurrence of an Event of Default, an Officer’s Certificate setting forth the details of such Event of Default, and the action which the Company proposes to take with respect thereto.
SECTION 10.05    Provision of Financial Information. NRF and, after it first becomes obligated to file reports under the Exchange Act, the Company shall provide the Trustee, within 15 days after it is required to file the same with the Commission, copies of the annual reports and information, documents and other reports (or copies of such portions any of the foregoing as the Commission may prescribe) which it is required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act. At any time at which NRF or, after it first becomes obligated to file reports under the Exchange Act, the Company is not required to file information, documents or reports pursuant to either of those sections, then the Company or NRF shall provide to the Trustee and to the Commission such reports as may be prescribed to be filed by it by the Commission at such time. To the extent that the Company or NRF has filed such information with the Commission through the Commission’s EDGAR system, or any successor system employed by the Commission, it shall be deemed to have complied with the requirement of this Section 10.05.
At any time at which the Company or either Guarantor is not subject to the reporting requirements of the Exchange Act, it will promptly furnish to the Holders, beneficial owners and prospective purchasers of the Securities, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act to facilitate the resale of those Securities pursuant to Rule 144A for so long as the Securities are outstanding.
Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute actual or constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates).
SECTION 10.06    Delivery of Unrestricted Company Common Shares. Any Company Common Shares that the Company delivers in respect of the Securities will be delivered in unlegended, unrestricted form through the facilities of the Depositary and will be eligible for immediate resale or onward delivery by the Holders of the Securities that receive such the Company Common Shares, except in each case in the case of any Holders that are or were (within the preceding 90 days) “affiliates” (within the meaning of that term under Rule 144) of the Company, and will be listed on the Listing Exchange.
ARTICLE XI
REDEMPTION OF SECURITIES AND PURCHASES THEREUPON
SECTION 11.01    Right of Redemption.  Any or all of the Securities are redeemable at the election of the Company prior to the Stated Maturity Date.
(a)    Subject to the last sentence of this Section 11.01(a), the Company shall have the right, at any time or from time to time, prior to the Stated Maturity Date, upon not less than 15 nor more than 60 days’ prior written notice delivered to the Holders (with a copy to the Trustee), to redeem any or all of the Securities (provided that no redemption in part may result in the aggregate principal amount of the Outstanding Securities being reduced to less than $100,000,000) for cash at a redemption price (which shall be calculated by the Company) equal to the greater of (x) 100% of the principal amount of the Securities to be redeemed; and (y) the sum of the present values of the remaining scheduled payments of interest and principal that would be due (assuming no Share Settlement Election is made) on the Securities to be redeemed (exclusive of any unpaid interest accrued to, but not including, such redemption date), discounted to such date of redemption on a semiannual basis (assuming a 360‑day year consisting of twelve 30‑day months) at a rate of 0.50% per annum, plus in each case unpaid interest, if any, accrued to, but not including, such date of redemption. Upon notice of any Share Settlement Election by the Company, the Securities will cease to be subject to redemption prior to their Stated Maturity Date.

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(b)    In the event that the Company shall redeem fewer than all Securities then Outstanding, the Trustee will select the Securities redeemed by lot, or by such other method as is required by the Depositary for the Securities. The Trustee shall make the selection at least two Business Days before notice of redemption is to be given to the Holders, if the Securities to be redeemed are Global Securities, and at least five Business Days before notice of redemption is to be given to the Holders, if the Securities to be redeemed are Definitive Securities, from Outstanding Securities not previously called for redemption, provided, in each case, that the Trustee receives reasonable advance notice thereof. Securities and portions of the principal amount thereof selected for redemption shall be in integral multiples of $1,000 and such redemption shall not result in any Holder holding Securities in an aggregate principal amount of less than $2,000. The Trustee shall notify the Company promptly of the Securities or portions of the principal amount thereof to be redeemed.
(c)    A notice of redemption sent to the Holders of Securities to be redeemed in accordance with the provisions of this Section 11.01 shall state:
(i)    the redemption date;
(ii)    the redemption price;
(iii)    the name and address of the Paying Agent;
(iv)    that if the Paying Agent holds funds sufficient to pay the redemption price of the Securities that are being redeemed on the redemption date, then on and after such date:
(A)    such Securities will cease to be Outstanding;
(B)     interest on such Securities will cease to accrue; and
(C)    all rights of Holders of such Securities will terminate except the right to receive the redemption price.
(d)    Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder thereof or its attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.  Upon redemption, interests in Global Securities shall be reduced in accordance with the applicable procedures of the Depositary (the “Applicable Procedures”).
SECTION 11.02    Securities Purchased in Whole or in Part.  Any Security that is to be purchased, whether in whole or in part, shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires in the case of Definitive Securities, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder’s attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered that is not purchased.
SECTION 11.03    Covenant to Comply With Applicable Laws Upon Purchase of Securities.  In connection with any offer to purchase Securities under Section 11.02 hereof, the Company shall, in each case if required, (i) comply with Rule 13e‑4, Rule 14e‑1 and any other tender offer rules under the Exchange Act that may then be applicable, (ii) file a Schedule TO or any other required schedule under the Exchange Act and (iii) otherwise

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comply with all federal and state securities laws so as to permit the rights and obligations under Section 11.02 to be exercised in the time and in the manner specified in Section 11.02.
SECTION 11.04    Sinking Fund.  No sinking fund is provided for the Securities.
ARTICLE XII
SHARE SETTLEMENT
SECTION 12.01    Right to Settle in Shares.  (a) Subject to and upon compliance with the provisions of this Indenture, including satisfaction of the Share Settlement Conditions set forth in Section 12.02, the Company, at its election, may satisfy its obligation to repay the principal amount of the Securities at the Stated Maturity Date, in whole or in part, by delivering Company Common Shares in lieu of cash ( “Share Settlement”). In order to make a Share Settlement Election to deliver shares on each Share Settlement Date, the Company will be required to provide an Officer’s Certificate to the Trustee on the Share Settlement Notice Date certifying that the Share Settlement Conditions have been met.
(b)    If the Company makes a Share Settlement Election, it shall deliver the Daily Settlement Amounts for the Securities in five installments corresponding to each five trading‑day period included in the Share Settlement Measurement Period and deliverable promptly (but, except as provided below, in no event later than three trading days) following the last trading day in each such five trading‑day period (the date of each such delivery, a “Share Settlement Date”), to the Person in whose name a Security is registered at the close of business on the final day in each such five trading‑day period. Notwithstanding the foregoing, if any Daily Share Settlement Amount adjustment that is required in order to determine the number of the Company Common Shares that must be delivered on a given Share Settlement Date is based on data that will not be available to the Company on such Share Settlement Date, (i) on such Share Settlement Date, the Company shall deliver the number of the Company Common Shares that it would be required to deliver without regard to such adjustment and (ii) promptly (but, except as provided below, in no event later than three trading days) after the relevant data become available, the Company shall thereafter deliver the additional Company Common Shares that it shall be obligated to deliver as a result of such adjustment. Notwithstanding the delivery dates set forth herein, a failure or delay of any delivery of Company Common Shares in settlement of the principal amount of the Securities resulting from any action or inaction by the Depositary shall not constitute a breach of the Company’s obligations to deliver Company Common Shares as provided in this Indenture, including in this Section 12.01(b), or an Event of Default as long as the Company is using commercially reasonable efforts to accomplish such delivery.
(c)    Notwithstanding Section 12.01(b), if, on any trading day within the Share Settlement Measurement Period, application of the Daily Share Settlement Amount formula would result in the Daily Share Settlement Amount exceeding 2.5 Company Common Shares, the Company shall deliver, as the Daily Settlement Amount for that day, (a) a Daily Share Settlement Amount consisting of 2.5 Company Common Shares and (b) a Daily Cash Settlement Amount equal to (i) $40.00 minus (ii) 2.5 multiplied by the product of (x) the Share Settlement Discount and (y) the Daily VWAP of the Company Common Shares on such trading day. The number 2.5 as used in this Section 12.01(c) shall be adjusted in the same manner as the Daily Share Settlement Amount would be adjusted upon the occurrence of any event described in Section 12.04.
(d)    Notwithstanding Section 12.01(b) or 12.01(c), if, on any trading day in the Share Settlement Measurement Period, the Company Common Shares are not listed on the Listing Exchange, the Company shall not deliver any Company Common Shares in respect of the Daily Share Settlement Amount for such day and each subsequent trading day in the Share Settlement Measurement Period and shall instead deliver, for each such trading day, in respect of each $1,000 initial principal amount of the Securities, cash in lieu of such Company Common Shares in an amount equal to 104% of the Daily Share Settlement Value.
(e)    Following the Company’s delivery of the required amounts on each Share Settlement Date, the principal amount of each $1,000 initial principal amount of the Securities shall be deemed to be reduced by $200 as a result of such settlement. Interest at maturity will be paid in cash with respect to the full initial principal

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amount for the entire interest period to but excluding the Stated Maturity Date (i.e., without adjustment for such amortization).
(f)    If the Company makes a Share Settlement Election, the Company will not deliver fractional Company Common Shares on a Share Settlement Date.  The number of full shares of Company Common Shares that shall be issuable pursuant to Share Settlement on a Share Settlement Date shall be computed on the basis of the aggregate principal amount of the Securities outstanding on the Share Settlement Date.  In determining whether any fractional Company Common Shares are required to be issued, the beneficial ownership of Securities by Agent Members (or, if such information is made available by the Agent Members, the beneficial owners of the Securities beneficially owned by such Agent Members) shall be taken into account to the extent commercially reasonable and then permitted by the Applicable Procedures.  If any fractional Company Common Shares would be issuable upon settlement of the Securities, the Company shall deliver to the Holder (or such Agent Members, as applicable) cash in lieu of any fractional Company Common Shares issuable in connection with payment of the shares based upon the Closing Sale Price (as defined below) of the Company Common Shares on the last day of the applicable five trading day period in respect of which such settlement is being made.
(g)    If the Company makes a Share Settlement Election, the Company shall not offer, sell, contract to sell or otherwise dispose of, or enter into or announce any transaction that is designed to, or could be expected to, result in the disposition of, any Company Common Shares or other securities convertible into or exchangeable or exercisable for Company Common Shares or derivatives of Company Common Shares during the period commencing on the first day of the Share Settlement Measurement Period and ending on the final day of the Share Settlement Measurement Period; except that the foregoing shall not apply to any Company Common Shares or other securities convertible into or exchangeable or exercisable for Company Common Shares or derivatives of the Company Common Shares (i) issued in settlement in respect of Securities, (ii) issued in connection with benefit plans, stock option plans, long‑term incentive plans, distribution reinvestment plans or conversions of LTIP or other units of the Company’s operating subsidiary, (iii) granted to employees, consultants or directors of the Company or any of its subsidiaries pursuant to a benefit plan of the Company, or (iv) issued in connection with an acquisition, joint venture or strategic transaction (provided that the recipient of any such Company Common Shares shall enter into a written agreement accepting restrictions substantially equivalent to those applicable to the Company as described in this Section 12.01(g)).
SECTION 12.02    Share Settlement Procedures.
(a)    The Company may deliver Company Common Shares in lieu of cash in accordance with the provisions of this Article XII and in accordance with the procedures of the Depositary, if the following conditions (the “Share Settlement Conditions”) are met on the Share Settlement Notice Date:
(i)    no Event of Default shall have occurred and be continuing in respect of the Securities;
(ii)    NRF shall have distributed substantially all of its ownership interests in the Company to its shareholders through the Distribution and shall own, or have a right to acquire, no more than 5% of the total issued and outstanding Company Common Shares;
(iii)    the Company Common Shares shall be listed on the Listing Exchange and shall have been so listed for at least 30 trading days;
(iv)    the product of (a) the average daily consolidated trading volume of the Company Common Shares between 9:30 a.m. and 4:00 p.m., New York time, as displayed under the Bloomberg (or any successor service) page applicable to the Company Common Shares (which is expected to be NRE <equity> AQR) (or, if such page is not available or is manifestly incorrect, the consolidated trading volume during regular market hours as reasonably determined by the Company) over the 30 trading‑day period preceding the Share Settlement Notice Date, and (b) the

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average daily closing sale price of the Company Common Shares during such 30 trading‑day period shall exceed $10 million;
(v)    the closing sale price of the Company Common Shares on the last trading day prior to the Share Settlement Notice Date shall equal or exceed $12.50;
(vi)    the Company Common Shares that the Company delivers in respect of the Securities will be delivered in unlegended, unrestricted form through the facilities of the Depositary and will be eligible for immediate resale or onward delivery by the Holders of the Securities that receive such Company Common Shares, except in the case of any Holders that are or were (within the preceding 90 days) “affiliates” (within the meaning of that term under Rule 144) of the Company;
(vii)    no Change in Control shall have occurred; and
(viii)    the Company Common Shares shall not have been exchanged or converted into any combination of cash, other securities or other property.
(b)    If the Company elects Share Settlement, it must specify a dollar amount that is to be settled by the delivery of Company Common Shares of between $500 and $1,000 (inclusive) in respect of each $1,000 principal amount of Securities (the “Share Settlement Value Per Security”). In order to deliver Company Common Shares with respect to any interest in a Global Security, the Company shall: (i) on the Share Settlement Notice Date (A) deliver written notice of its election (in each case, the “Share Settlement Election Notice”) to the Trustee and the Depositary and (B) issue a press release or file a Current Report on Form 8‑K with equivalent information, (ii) use its commercially reasonable efforts to comply with the Applicable Procedures and (iii) if required, pay all transfer or similar taxes pursuant to Section 12.06. In order to deliver Company Common Shares with respect to any Definitive Securities, the Company shall: (i) on the Share Settlement Notice Date (A) deliver the Share Settlement Election Notice to the Trustee for delivery to the Holders of Definitive Securities and (B) issue a press release or file a Current Report on Form 8‑K with equivalent information, (ii) if required, furnish appropriate endorsements and transfer documents, and (iii) if required, pay all transfer or similar taxes as set forth in Section 12.06.
The date on which the Company satisfies all of the applicable requirements set forth above shall be the Share Settlement Election Date (the “Share Settlement Election Date”).  Notwithstanding any other provision of this Indenture, any Company Common Shares issued to an “affiliate” (within the meaning of Rule 144) of the Company or either Guarantor may be issued with the Restricted Securities legend provided for in Section 2.03(g) hereof (provided that, prior to such issuance, the Company shall cause the Securities in respect of which such issuance is made to be represented by Definitive Securities pursuant to Section 2.04 or otherwise segregate the Securities in respect of which Company Common Shares bearing a Restricted Securities legend are to be delivered) and be subject to the restrictions on resale set forth therein. In such event, the Company shall, as promptly as practicable, in any event no later than five Business Days of the receipt thereof, provide affiliated Holders of the Securities with the Company’s Share Settlement Election Notice and as promptly as practicable, such Holders shall provide to the Trustee in writing the name or names (with corresponding address or addresses) in which any certificate or certificates for Company Common Shares shall be issued. All corresponding Securities shall, unless the Company Common Shares issuable on the Share Settlement Date are to be issued in the same name as the registration of such Securities, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly elected by, the Holder or his duly authorized attorney.
(c)    If the Company does not make a Share Settlement Election, it shall, not less than 60 days prior to the Stated Maturity Date: (i) notify the Holders of the Securities, and (ii) issue a press release or file a Current Report on Form 8‑K announcing that the Securities will be repaid in cash.
SECTION 12.03    Determination of Daily Settlement Amount.

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(a)    The “Daily Settlement Amount” means the sum of (i) the Daily Cash Settlement Amount and (ii) the Daily Share Settlement Amount.
(b)    The “Daily Share Settlement Value” means 1/25th of the Share Settlement Value Per Security.
(c)    The “Daily Cash Settlement Amount” means an amount of cash equal to $40.00 minus the Daily Share Settlement Value.
(d)    The “Daily Share Settlement Amount” as of any trading day, means the number of Company Common Shares determined by dividing (i) the Daily Share Settlement Value by (ii) the product of (x) 0.96 (the “Share Settlement Discount”) and (y) the Daily VWAP of the Company Common Shares on such trading day.
(e)    The “Share Settlement Measurement Period” means the 25 consecutive trading‑day period beginning on the 27th scheduled trading day prior to the Stated Maturity Date.
(f)    A “trading day” means a day during which (i) trading in securities generally occurs on the Listing Exchange and (ii) there is no Market Disruption Event.
(g)    “Daily VWAP” for the Company Common Shares means, for each trading day, the per share volume‑weighted average price as displayed under the heading “Bloomberg VWAP” on the Bloomberg (or any successor service) page applicable to the Company Common Shares (which is expected to be NRE.N <equity>AQR if the Listing Exchange for the Company Common Shares is the New York Stock Exchange or NRE.Q <equity> AQR if the Listing Exchange is the NASDAQ Global Select Market) or (a) its equivalent successor if such page is not available or (b) the equivalent page, as determined by the Company, if the data on such page are not calculated on a basis substantially consistent with the method applied as of the date of this Indenture to data displayed under the heading “Bloomberg VWAP” on Bloomberg (or any successor service) page NRF.N <equity> AQR (or if such volume weighted average price is unavailable, the market value of one Company Common Share on such trading day as determined by the Company’s Board of Directors in good faith using a volume weighted method or by a nationally recognized independent investment banking firm retained by the Company for this purpose).
(h)    “Closing Sale Price” of the Company Common Shares or other Capital Stock or similar equity interests or other publicly traded securities on any date means the closing sale price per share (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported on the principal U.S. securities exchange on which such securities are listed or, if such securities are not listed on a U.S. securities exchange, by OTC Markets Group Inc. or another established over‑the‑counter trading market in the United States.  The Closing Sale Price will be determined without regard to after‑hours trading or extended market making.  In the absence of the foregoing, the Company will determine the Closing Sale Price on such basis as it considers appropriate.
SECTION 12.04    Adjustment of Daily Share Settlement Amount.  If the Company makes a Share Settlement Election, then with respect to any trading day that falls on or after the first day of the Share Settlement Measurement Period and on or before the last Share Settlement Date on which the Company delivers Company Common Shares to Holders, if any event that would give rise to a Daily Share Settlement Amount adjustment pursuant to the following provisions occurs, then for each prior trading day in the Share Settlement Measurement Period (or, if such adjustment occurs after the end of the Share Settlement Measurement Period, for each day in such period), the Daily Share Settlement Amount for such prior trading day(s) shall be adjusted by the Company as follows:
(a)    If the Company issues Company Common Shares as a dividend or other distribution on Company Common Shares to all holders of Company Common Shares, or if the Company effects a share split or

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share combination of Company Common Shares, the Daily Share Settlement Amount will be adjusted based on the following formula:
ER1  =    ER0 x OS1/OS0
where

ER0 =
the Daily Share Settlement Amount in effect immediately prior to the Ex‑Dividend Date for such dividend or other distribution or the effective date of such share split or share combination, as applicable;

ER1 =
the Daily Share Settlement Amount in effect on and immediately after the Ex‑Dividend Date for such dividend or other distribution or the effective date of such share split or share combination, as applicable;

OS0 =	the number of Company Common Shares outstanding on the Ex‑Dividend Date for such dividend or other distribution or the effective date of such share split or share combination, as applicable; and

OS1 =
the number of Company Common Shares outstanding on the Ex‑Dividend Date for such dividend or other distribution or the effective date of such share split or share combination, as applicable, as if such dividend, distribution, split or combination occurred at that time.

(b)    If the Company issues to all holders of Company Common Shares any rights, warrants, options or other securities entitling them for a period of not more than 45 days after the date of issuance thereof to subscribe for or purchase Company Common Shares or securities convertible into Company Common Shares, in either case at an exercise price per share or a conversion price per share less than the Closing Sale Price of Company Common Shares on the business day immediately preceding the time of announcement of such issuance, the Daily Share Settlement Amount will be adjusted based on the following formula:

ER1 =	ER0 x (OS0+X)/(OS0+Y)
where

ER0 =	the Daily Share Settlement Amount in effect immediately prior to the Ex‑Dividend Date for such issuance;

ER1=	the Daily Share Settlement Amount in effect on and immediately after the Ex‑Dividend Date for such issuance;

OS0 =	the number of Company Common Shares outstanding immediately prior to the Ex‑Dividend Date for such issuance;

X =	the number of Company Common Shares issuable pursuant to such rights, warrants, options, other securities or convertible securities; and

Y =
the number of Company Common Shares equal to the quotient of (A) the aggregate price payable to exercise such rights, warrants, options, other securities or convertible securities and (B) the average of the Closing Sale Prices of the Company Common Shares for the 10 consecutive trading days prior to the business day immediately

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preceding the date of announcement for the issuance of such rights, warrants, options, other securities or convertible securities.
If the application of the foregoing formula would result in a decrease in the Daily Share Settlement Amount, no adjustment to the Daily Share Settlement Amount will be made.
For purposes of this paragraph (b), in determining whether any rights, warrants, options, other securities or convertible securities entitle the holders to subscribe for or purchase or exercise a conversion right for Company Common Shares at less than the Closing Sale Price of Company Common Shares on the business day immediately preceding the time of announcement of such issuance, and in determining the aggregate exercise or conversion price payable for such Company Common Shares, there shall be taken into account any consideration received by the Company for such rights, warrants, options, other securities or convertible securities and any amount payable on exercise or conversion thereof, with the value of such consideration, if other than cash, to be determined by the Company’s Board of Directors.
(c)    If the Company distributes shares of Capital Stock, evidences of indebtedness or other assets or property of the Company to all holders of Company Common Shares, excluding:
(i)    dividends or other distributions, rights, warrants, options, other securities or convertible securities referred to in paragraphs (a) or (b) above;
(ii)    dividends or other distributions paid exclusively in cash; and
(iii)    spin‑offs described below in this paragraph (c);
then the Daily Share Settlement Amount will be adjusted based on the following formula:

ER1 =	ER0 x SP0/(SP0‑FMV)
where

ER0 =	the Daily Share Settlement Amount in effect immediately prior to the Ex‑Dividend Date for such distribution;

ER1 =	the Daily Share Settlement Amount in effect on and immediately after the Ex‑Dividend Date for such distribution;

SP0 =	the average of the Closing Sale Prices of the Company Common Shares for the ten consecutive trading days prior to the business day immediately preceding the Ex‑Dividend Date for such distribution; and

FMV=
the fair market value (as determined in good faith by the Company’s Board of Directors) of the shares of Capital Stock, evidences of indebtedness, assets or property distributed with respect to each outstanding Company Common Share on the Ex‑Dividend Date for such distribution.

With respect to an adjustment pursuant to this paragraph (c) where there has been a payment of a dividend or other distribution on Company Common Shares or shares of Capital Stock of any class or series, or similar equity interest, of or relating to a subsidiary or other business unit of the Company (such transaction, a “Spin‑Off”), the Daily Share Settlement Amount will be adjusted based on the following formula:

ER1 =	ER0 x (FMV0+MP0)/MP0 where

‑47‑

ER0 =	the Daily Share Settlement Amount in effect immediately prior to the effective date of the Spin‑Off;

ER1 =	the Daily Share Settlement Amount in effect on and immediately after the effective date of the Spin‑Off;

FMV0 =
the average of the Closing Sale Prices of the Capital Stock or similar equity interest distributed to holders of Company Common Shares applicable to one share of Company Common Share over the first 10 consecutive trading days after the effective date of the Spin‑Off; and

MP0 =	the average of the Closing Sale Prices of Company Common Shares over the first 10 consecutive trading days after the effective date of the Spin‑Off.
(d)    If the Company makes any cash dividend or other distribution to all holders of Company Common Shares, the Daily Share Settlement Amount will be adjusted based on the following formula:

ER1 =	ER0 x (SP0)/(SP0‑C)
where

ER0 =	the Daily Share Settlement Amount in effect immediately prior to the Ex‑Dividend Date for such distribution;

ER1 =	the Daily Share Settlement Amount in effect on and immediately after the Ex‑Dividend Date for such distribution;

SP0 =
the average of the Closing Sale Prices of the Company Common Shares over the period of the five consecutive trading days ending on the business day immediately preceding the Ex‑Dividend Date for such distribution; and

C =	the amount in cash per share that the Company distributes to holders of the Company Common Shares.
(e)    If the Company or any of its subsidiaries makes a payment in respect of a tender offer or exchange offer for Company Common Shares to the extent that the cash and value of any other consideration included in the payment per share exceeds the Closing Sale Price of a Company Common Share on the trading day next succeeding the last date on which tenders or exchanges may be made pursuant to such tender offer or exchange offer (the “Expiration Time”), the Daily Share Settlement Amount will be adjusted based on the following formula:

ER1 =	ER0 x (AC + (SP1 x OS1))/(SP1 x OS0)
where

ER0 =	the Daily Share Settlement Amount in effect on the date such tender offer or exchange offer expires;

ER1 =	the Daily Share Settlement Amount in effect on the day next succeeding the date such tender offer or exchange offer expires;

‑48‑

AC =	the aggregate value of all cash and any other consideration (as determined by the Company’s Board of Directors) paid or payable for shares purchased in such tender offer or exchange offer;

OS0 =	the number of Company Common Shares outstanding immediately prior to the date such tender offer or exchange offer expires;

OS1 =
the number of Company Common Shares outstanding immediately after such tender offer or exchange offer expires (after giving effect to the purchase or exchange of Company Common Shares pursuant to such tender offer or exchange offer); and

SP1 =
the average of the Closing Sale Prices of the Company Common Shares for the five consecutive trading days commencing on the trading day next succeeding the date such tender offer or exchange offer expires.

If the application of the foregoing formula would result in a decrease in the Daily Share Settlement Amount, no adjustment to the Daily Share Settlement Amount will be made.
(f)    If the Company adopts a stockholder rights plan while any Securities remain Outstanding, Holders of Securities will receive, upon delivery of Company Common Shares upon settlement of the Securities, in addition to Company Common Shares, rights under such stockholder rights plan unless, prior to settlement, the rights have expired, terminated or been redeemed or unless the rights have separated from the Company Common Shares.  If the rights provided for in the rights plan adopted by the Company have separated from the Company Common Shares in accordance with the provisions of the applicable stockholder rights agreement so that Holders of Securities would not be entitled to receive any rights in respect of Company Common Shares issuable upon settlement of the Securities, the Daily Share Settlement Amount will be adjusted at the time of separation as if the Company had distributed, to all holders of Company Common Shares, shares of Capital Stock, evidences of indebtedness or other assets or property pursuant to paragraph (c) above.  In lieu of any such adjustment, the Company may amend such applicable stockholder rights agreement to provide that upon settlement of the Securities for Company Common Shares, the holders will receive, in addition to the Company Common Shares issuable upon such settlement, the rights which would have attached to such Company Common Shares if the rights had not become separated from the Company Common Shares under such shareholder rights plan.
(g)    All calculations under this Article XII shall be made by the Company and shall be made to the nearest one ten‑thousandth of a share (including, in the case of any adjustment to the Daily Share Settlement Amount, the resulting adjustment to the Share Settlement).
(h)    Notwithstanding anything to the contrary in this Article XII, no adjustment to the Daily Share Settlement Amount shall be made:
(i)    if Holders are permitted to participate in the dividend, distribution or transaction, as applicable, on an as settled basis, in the transactions set forth above in this Section 12.04;
(ii)    the issuance of any Company Common Shares pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the securities of the Company or any of its subsidiaries and the investment of additional optional amounts in Company Common Shares under any plan;
(iii)    the issuance of any Company Common Shares or units of the Company’s operating partnership or options or rights to purchase those shares or units pursuant to any present

‑49‑

or future employee, directors trustee or consultant benefit plan, employee agreement or arrangement or program of the Company, NRF or any of their respective subsidiaries;
(iv)    a change in the par value of the Company Common Shares;
(v)    accumulated and unpaid dividends or other distributions; and
(vi)    for the avoidance of doubt, except as specifically described above, the issuance of Company Common Shares, limited partnership units by the Company’s operating partnership or equity interests in any subsidiary or by the Company or the Company’s operating partnership or, in any case, the payment of cash upon redemption thereof.
Except as specifically described above, the Daily Share Settlement Amount shall not be subject to adjustment in the case of the issuance of any Company Common Shares or shares of preferred stock of the Company or securities exchangeable for or convertible into Company Common Shares or shares of preferred stock of the Company.
SECTION 12.05    Certain Other Adjustments. Whenever a provision of this Indenture requires the calculation of Closing Sale Prices, Daily VWAPs, Daily Share Settlement Amounts or other amounts over a span of multiple days, the Board of Directors will make appropriate adjustments consistent with the provisions described in Section 12.04 to account for any adjustment to the Daily Share Settlement Amount that becomes effective, or any event requiring an adjustment to the Daily Share Settlement Amount where the Ex‑Dividend Date of the event occurs, at any time during the period from which such Closing Sale Prices, Daily VWAPs, Daily Share Settlement Amounts or other amounts are to be calculated.
For purposes hereof, the number of Company Common Shares at any time outstanding shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares.
SECTION 12.06    Taxes on Shares Issued. The Company will pay any documentary, stamp or similar issue or transfer tax due on the issue or delivery of Company Common Shares pursuant hereto; provided, however, that if such documentary, stamp or similar issue or transfer tax is due because the Holder of such Securities has requested that Company Common Shares be issued in a name other than that of the Holder of the Securities converted, then such taxes will be paid by the Holder, and the Company shall not be required to issue or deliver any stock certificate evidencing such shares unless and until the Holder shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid; provided, further, that if the Holder does not deliver such cash, the Company may deduct and withhold from the number of Company Common Shares otherwise deliverable to such Holder an amount equal to that required to be deducted and withheld under applicable law.
SECTION 12.07    Responsibility of Trustee. The Trustee shall not at any time be under any duty or responsibility to any Holder of Securities to determine or calculate the Daily Share Settlement Amount, to determine whether any facts exist which may require any adjustment of the Daily Share Settlement Amount, or to confirm the accuracy of any such adjustment when made or the appropriateness of the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee shall not be accountable with respect to the validity or value (or the kind or amount) of any Company Common Shares delivered in lieu of cash with respect to each Share Settlement Date; and the Trustee makes no representations with respect thereto. The Trustee shall not be responsible for any failure of the Company to issue, transfer or deliver any Company Common Shares or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article XII. The rights, privileges, protections, immunities and benefits given to the Trustee, including without limitation its right to be compensated, reimbursed, and indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder.
SECTION 12.08    Ownership Limit. Notwithstanding any other provision of the Securities, the Company shall not deliver Company Common Shares to a Holder of Securities if receipt of such shares would cause

‑50‑

such Holder (together with such Holder’s Affiliates) to exceed the ownership limit contained in the Company’s charter at the time of such delivery (an “Excess Share Delivery”), unless such Person has been exempted from such limits in the Company’s Board’s sole discretion in accordance with its charter. For the avoidance of doubt, any Company Common Shares received by a Holder on a given Share Settlement Date and disposed of by that Holder prior to a subsequent Share Settlement Date will not be included in calculating such Holder’s ownership levels on such subsequent Share Settlement Date for purposes of the limit described herein. If the Share Settlement Value Per Security specified by the Company would result in an Excess Share Delivery to a given Holder on a Share Settlement Date, only for purposes of delivery to such Holder on such Share Settlement Date, the Company shall be deemed to have elected the highest Share Settlement Value Per Security that would not result in an Excess Share Delivery to such Holder.
ARTICLE XIII
REPURCHASE
SECTION 13.01    Repurchase at Option of Holders upon a Change in Control.
(a)    If a Change in Control occurs at any time prior to the Stated Maturity Date, a Holder of Securities shall have the right, at its option, to require the Company to repurchase all of such Holder’s Securities not previously called for redemption, in whole or in part (in principal amounts of $1,000 or an integral multiple thereof, provided that if such Holder elects repurchase of less than all of the Securities it holds, it must continue to hold a minimum of $2,000 initial principal amount of Securities after giving effect to such repurchase) for cash equal to the Change in Control Purchase Price (such repurchase, the “Change in Control Offer”), subject to satisfaction by or on behalf of the Holder of the requirements set forth below.
(b)    Within 15 days after the occurrence of a Change in Control, the Company shall provide written notification to the Holders of the Change in Control and of the repurchase right arising as a result of the Change in Control (the “Change in Control Notice”).  The Change in Control Notice shall also be delivered to the Trustee. The Company is required to repurchase the Securities on the date that is neither less than 30 nor more than 60 business days after the date of the Change in Control Notice (such date, the “Change in Control Purchase Date”). The Change in Control Notice shall include a form of Change in Control Purchase Notice to be completed by the Holder containing the information contemplated by Section 13.01(c) and shall state:
(i)    the date of such Change in Control;
(ii)    the date by which the Change in Control Purchase Notice must be delivered to the Paying Agent;
(iii)    the Change in Control Purchase Date;
(iv)    Change in Control Purchase Price;
(v)    the name and address of the Trustee and the Paying Agent;
(vi)    that Securities must be surrendered to the Paying Agent (which surrender may, if applicable, be effected through the facilities of the Depositary) to collect payment of the Change in Control Purchase Price;
(vii)    that the Change in Control Purchase Price for any Security as to which a Change in Control Purchase Notice has been duly given will be paid on the Change in Control Purchase Date;
(viii)    that, unless the Company defaults in making payment of the Change in Control Purchase Price, such Securities shall cease to be Outstanding and interest on such Securities shall

‑51‑

cease to accrue and all rights of the Holders of such Securities shall terminate on and after the Change in Control Purchase Date; and
(ix)    the CUSIP number of the Securities.
(c)    A Holder may exercise its rights specified in this Section 13.01 upon delivery of a written notice of such Holder’s exercise of its repurchase right (a “Change in Control Purchase Notice”) to any Paying Agent or depositary specified in the Change in Control Purchase Notice at any time prior to the Close of Business on the second Business Day prior to the Change in Control Purchase Date, stating:
(i)    if such Securities are in certificated form, the certificate number(s) of the Securities which the Holder will deliver to be repurchased (if such Securities are Global Securities, the Change in Control Purchase Notice shall comply with Applicable Procedures);
(ii)    the portion of the principal amount of the Securities to be repurchased, in multiples of $1,000, provided that if such Holder elects repurchase of less than all the Securities it holds, such Holder will continue to hold a minimum of $2,000 initial principal amount of Securities after giving effect to such repurchase; and
(iii)    that such Security shall be repurchased pursuant to the applicable provisions hereof and of the Securities.
The Trustee (or any Paying Agent) shall promptly notify the Company in writing of the receipt by it of any Change in Control Purchase Notice.
Transfers of interests in a Global Security in compliance with the Applicable Procedures or delivery of Securities in certificated form (together with all necessary endorsements) to the Paying Agent at the offices of the Paying Agent and delivery of such Security shall be conditions to the receipt by the Holder of the Change in Control Purchase Price therefor.  Holders electing to require the Company to repurchase Securities must effect such transfer or delivery to the Paying Agent prior to the Change in Control Purchase Date to receive payment of the Change in Control Purchase Price.
(d)    A Change in Control Purchase Notice is irrevocable and may not be withdrawn.
(e)    On or before 11:59 a.m. (New York City time) on the Change in Control Purchase Date, the Company shall deposit with the Paying Agent money sufficient to pay the aggregate Change in Control Purchase Price of the Securities to be purchased pursuant to this Section 13.01.  If the Paying Agent holds, in accordance with the terms of this Indenture, money sufficient to pay the Change in Control Purchase Price of such Securities on the Change in Control Purchase Date or the Business Day following the Change in Control Purchase Date, then, on and after such date, such Securities shall cease to be Outstanding and interest on such Securities shall cease to accrue and all rights of the Holders of such Securities shall terminate (other than the right to receive the Change in Control Purchase Price after delivery or transfer of the Securities).  Such will be the case whether or not book entry transfer of the Securities in book entry form is made and whether or not Securities in certificated form, together with the necessary endorsements, are delivered to the Paying Agent.
(f)    Notwithstanding the foregoing, no Securities may be repurchased by the Company in accordance with the provisions of this Section 13.01 if there has occurred and is continuing an Event of Default with respect to the Securities and the principal amount of the Securities has been accelerated and such acceleration has not been rescinded on or prior to such dates.
(g)    The Paying Agent will promptly return to the respective Holders thereof any Securities with respect to which a Change in Control Purchase Notice has been withdrawn in compliance with this Indenture.

‑52‑

To the extent that the aggregate amount of cash deposited by the Company pursuant to Section 3.01 exceeds the aggregate Change in Control Purchase Price or portions thereof that the Company is obligated to purchase, then promptly after the Change in Control Purchase Date, the Trustee or a Paying Agent, as the case may be, shall return any such excess cash to the Company.
SECTION 13.02    Securities Purchased in Part. Any Global Security that is to be purchased only in part shall be adjusted to reflect the amount of any decrease in the amount of Securities then Outstanding represented thereby by the Trustee in accordance with instructions given by a Company Order and shall be made on the records of the Trustee and the Depositary.  Any Security issued in certificated form that is to be purchased only in part shall be surrendered at the office of a Paying Agent, and promptly after the Change in Control Purchase Date, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, of such authorized denomination or denominations as may be requested by such Holder (which must be equal to $1,000 principal amount or any integral multiple thereof, so long as such Holder continues to hold a minimum of $2,000 initial principal amount of Securities after giving effect to such purchase), in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered that is not purchased.
SECTION 13.03    Purchase of Securities in Open Market. The Company, the Guarantors and their respective Affiliates may from time to time purchase the Securities in open market purchases or negotiated transactions at varying prices without prior notice to Holders.  Such purchases may be for cash, securities (including Company Common Shares) or any form of consideration agreed. Any Security that the Company purchases shall be surrendered to the Trustee for cancellation. Any Securities surrendered for cancellation may not be reissued or resold and will be canceled promptly in accordance with Section 3.09. Any Security purchased by either Guarantor or any Affiliate of the Company or a Guarantor may not be resold.
ARTICLE XIV
GUARANTEE
SECTION 14.01    Guarantee.
(a)    Each Guarantor hereby fully and unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee the Company’s obligations under such Security, including the due and punctual payment of principal of and interest and premium, if any, on such Security, whether at an interest payment date, the Stated Maturity Date, upon redemption, upon repurchase at the Holder’s option, or otherwise, in accordance with the terms of such Security and this Indenture. In case of the failure of the Company punctually to pay any such principal, premium or interest, each Guarantor hereby agrees to cause any such payment to be made (without duplication) punctually when and as the same shall become due and payable, whether at an interest payment date, the Stated Maturity Date, upon redemption, upon repurchase at the Holder’s option, or otherwise, and as if such payment were made by the Company. The Guarantee shall be unsecured and unsubordinated indebtedness of each Guarantor and rank equally with other unsecured and unsubordinated indebtedness of each Guarantor that is currently outstanding or that it may issue in the future. Notwithstanding the foregoing, in the event that the Company has made a Share Settlement Election and fails to deliver Company Common Shares to the Holders of the Securities, the Guarantors shall not be responsible for specific performance of the Company’s delivery obligation. For the avoidance of doubt, notwithstanding the preceding sentence, upon any acceleration of the Securities as a result of an Event of Default arising out of the failure by the Company to deliver Company Common Shares in accordance with the provisions of this Indenture, the Guarantors are responsible to the Holders for the payment of the accelerated amount due under the Securities pursuant to the Guarantee.
(b)    Each Guarantor hereby agrees that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute, irrevocable and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any Security or this Indenture, any failure to enforce the provisions of any Security or this Indenture, or any waiver, modification, consent or indulgence granted with respect thereto by the Holder of such Security or the Trustee, the recovery of any judgment against the Company or any action to

‑53‑

enforce the same, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or guarantor; provided, however, that, notwithstanding the foregoing, no such waiver, modification or indulgence shall, without the consent of each Guarantor, increase the principal amount of such Security or the interest rate thereon or impose or increase any premium payable upon redemption thereof. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any such Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants that the Guarantee will not be discharged except by payment in full of the principal of, and any premium and interest on, the Securities and the complete performance of all other obligations contained in the Securities.
(c)    The Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment or delivery on any Security, in whole or in part, is rescinded or must otherwise be repaid or returned to the Company or either Guarantor upon the bankruptcy, liquidation or reorganization of the Company, either Guarantor or otherwise.
(d)    Each Guarantor shall be subrogated to all rights of the Holder of any Security against the Company in respect of any amounts paid to such Holder by such Guarantor pursuant to the provisions of the Guarantee; provided, however, that each Guarantor shall not be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of, any premium and interest on, and any additional amounts required with respect to, all Securities shall have been paid or delivered in full.

‑54‑

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

NORTHSTAR REALTY EUROPE CORP., as Issuer
By:	/s/ Ronald J. Lieberman
	Name:	Ronald J. Lieberman
	Title:	Executive Vice President, General Counsel & Secretary

NORTHSTAR REALTY FINANCE CORP., as Guarantor

By:	/s/ Ronald J. Lieberman
	Name:	Ronald J. Lieberman
	Title:	Executive Vice President, General Counsel & Secretary

NORTHSTAR REALTY FINANCE LIMITED PARTNERSHIP, as Guarantor

By: NORTHSTAR REALTY FINANCE CORP., its General Partner

By:	/s/ Ronald J. Lieberman
	Name:	Ronald J. Lieberman
	Title:	Executive Vice President, General Counsel & Secretary

WILMINGTON TRUST, NATIONAL
ASSOCIATION, as Trustee
By:	/s/ Jane Schweiger
	Name:	Jane Schweiger
	Title:	Vice President

‑55‑

EXHIBIT A
[FORM OF SECURITY]
[Global Securities Legend]
[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.]1
[THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE ACQUIRER:

(1)    REPRESENTS THAT IT AND ANY ACCOUNT FOR WHICH IT IS ACTING IS A “QUALIFIED INSTITUTIONAL BUYER” (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) AND THAT IT EXERCISES SOLE INVESTMENT DISCRETION WITH RESPECT TO EACH SUCH ACCOUNT, AND

(2)    AGREES FOR THE BENEFIT OF NORTHSTAR REALTY EUROPE CORP. (THE “COMPANY”) AND NORTHSTAR REALTY FINANCE CORP. AND NORTHSTAR REALTY FINANCE LIMITED PARTNERSHIP (THE “GUARANTORS”) THAT IT WILL NOT OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THIS SECURITY OR ANY BENEFICIAL INTEREST HEREIN PRIOR TO THE DATE THAT IS THE LATER OF (X) ONE YEAR AFTER THE LAST ORIGINAL ISSUE DATE HEREOF OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW, EXCEPT:
(A)    TO THE COMPANY OR ANY SUBSIDIARY THEREOF,

(B)     PURSUANT TO A REGISTRATION STATEMENT THAT HAS BECOME EFFECTIVE UNDER THE SECURITIES ACT, OR

(C)    TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR

[1] Include for Global Securities

A‑1

(D)    PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT OR ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

PRIOR TO THE REGISTRATION OF ANY TRANSFER IN ACCORDANCE WITH CLAUSE (2)(D) ABOVE, THE COMPANY AND THE GUARANTORS AND THE TRUSTEE RESERVE THE RIGHT TO REQUIRE THE DELIVERY OF SUCH LEGAL OPINIONS, CERTIFICATIONS OR OTHER EVIDENCE AS MAY REASONABLY BE REQUIRED IN ORDER TO DETERMINE THAT THE PROPOSED TRANSFER IS BEING MADE IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]2
NorthStar Realty Europe Corp.
Fully and unconditionally guaranteed by
NorthStar Realty Finance Corp. and NorthStar Realty Finance Limited Partnership
as guarantors
4.625% Stock‑Settlable Senior Notes due December 2016

No.	$
[CUSIP 66706L AA9] [CUSIP 66706L AC5]

NorthStar Realty Europe Corp., a corporation duly organized and existing under the laws of the State of Maryland (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to     , or registered assigns, $                           (                               DOLLARS) on December 15, 2016 (the “Stated Maturity Date”) and to pay interest on the Stated Maturity Date. Interest shall accrue from, and including, the Issue Date to, but excluding, the Stated Maturity Date and shall be paid on the Stated Maturity Date. Interest shall accrue at the rate of 4.625% per annum, until the principal hereof is paid or duly provided for, provided, however, that any principal and any interest, which is overdue shall bear interest at the rate of 4.625% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or duly provided for. Interest on this Security which is payable, and is punctually paid or duly provided for, on any interest payment date or the Stated Maturity Date shall be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the Close of Business on the first day of the month in which the applicable interest payment date falls (whether or not a Business Day), provided that interest accrued on this Security that is payable at maturity or earlier redemption will be paid to the Person entitled to payment of principal as a result of maturity or redemption, as the case may be. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on the Stated Maturity Date and may either be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the Close of Business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

[2] Include for Restricted Securities

A‑2

The Company shall pay the principal of and interest on any Global Security in immediately available funds to the Depositary or its nominee, as the case may be, as the registered Holder of such Global Security. The Company shall pay the principal of any Definitive Security at the office or agency designated by the Company for that purpose. The Company has initially designated the Trustee as its Paying Agent and Security Registrar in respect of the Securities as a place where Securities may be presented for payment or for registration of transfer. The Company may, however, change the Paying Agent or Security Registrar for the Securities without prior notice to the Holders thereof and the Company may act as Paying Agent or Security Registrar for the Securities. Payments on any Definitive Securities may be made, at the Company’s option (i) to Holders of Definitive Securities having an aggregate principal amount of Securities of $5,000,000 or less, by check mailed to the Holders of such Securities as their address in the Security Register and (ii) to Holders having an aggregate principal amount of Definitive Securities in excess of $5,000,000, by either check mailed to each Holder at its address in the Security Register or, upon application by a Holder to the Security Registrar not later than 10 Business Days prior to the Stated Maturity Date, by wire transfer in immediately available funds to that Holder’s account within the United States, which application shall remain in effect until that Holder notifies, in writing, the Security Registrar to the contrary.
Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
As provided in the Indenture, the obligations of the Company under the Indenture and this Security are fully and unconditionally guaranteed pursuant to the Guarantee endorsed hereon as provided in the Indenture. Each Holder, by holding this Security, agrees to all of the terms and provisions of said Guarantee and the Indenture.

A‑3

IN WITNESS WHEREOF, the Company has caused this Security to be duly executed.

NORTHSTAR REALTY EUROPE CORP.

By:
Name:
Title:

Attest:

Name:
Title:

A‑4

TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the Securities referred to in the within‑mentioned Indenture.
Dated:

WILMINGTON TRUST, NATIONAL ASSOCIATION, AS TRUSTEE

By
Authorized Signatory

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[FORM OF REVERSE OF SECURITY]
This Security is one of a duly authorized issue of Securities of the Company designated as 4.625% Stock‑Settlable Senior Notes due December 2016 (herein called the “Securities”), limited in aggregate principal amount on the Issue Date to $300,000,000 issued and to be issued under an Indenture, dated as of July 1, 2015 (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), between the Company, as Issuer, NorthStar Realty Finance Corp., a corporation duly organized and existing under the laws of the State of Maryland, and NorthStar Realty Finance Limited Partnership, a limited partnership duly organized and existing under the laws of the State of Delaware, as Guarantors, and Wilmington Trust, National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Company shall be entitled, subject to its compliance with the terms of the Indenture, to issue Additional Securities pursuant to Section 2.02 of the Indenture. The Securities include the Securities issued on the Issue Date and any Additional Securities. The Securities issued on the Issue Date and any Additional Securities are treated as a single class of securities under the Indenture. In the event there is any conflict between the terms of this Note and of the Indenture, the Indenture shall govern.
The terms of the Securities include those stated in the Indenture and Holders of Securities are referred to the Indenture for a statement of such terms.
This Security is redeemable at the election of the Company prior to the Stated Maturity Date subject to the provisions of the Indenture.
Upon the occurrence of a Change in Control, the Holder has the right, at such Holder’s option, to require the Company to repurchase all of the Holder’s Securities or any portions thereof (in principal amounts of $1,000 or integral multiples in excess thereof, provided that if such Holder elects repurchase of less than all of the Securities it holds, it must continue to hold a minimum of $2,000 initial principal amount of Securities after giving effect to such repurchase) on the Change in Control Purchase Date at a price equal to the Change in Control Purchase Price.
As provided in and subject to the provisions of the Indenture, the Company, upon providing notice to Holders not later than 60 nor more than 120 days prior to the Stated Maturity Date, has the right, at its election, to deliver to Holders of the Securities Company Common Shares in lieu of cash for the principal amount of this Security at the Stated Maturity Date of the Securities.
If an Event of Default shall occur and be continuing, there may be declared due and payable the principal of and accrued and unpaid interest, if any, on all of the outstanding Securities, in the manner and with the effect provided in the Indenture.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a

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continuing Event of Default with respect to the Securities, the Holders of not less than 25% in principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity satisfactory to the Trustee and the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any interest hereon on or after the respective due dates expressed herein.
No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
This Security is issuable only in registered form without coupons in minimum denominations of $2,000 and any integral multiples of $1,000 above that amount.
No service charge shall be made for any such registration of transfer or exchange, but the Company may deduct and withhold a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
Interest on this Security shall be computed on the basis of a 360‑day year comprised of twelve 30‑day months.
All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

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GUARANTEE
For value received, each of NorthStar Realty Finance Corp. and NorthStar Realty Finance Limited Partnership (each, a “Guarantor” and together the “Guarantors”) hereby fully and unconditionally, guarantees the Company’s obligations under the Indenture and this Security, including the due and punctual payment of principal of and interest and premium, if any, on the Security on which this Guarantee is endorsed in the amounts and at the time when due, including interest on the overdue principal and interest, if any, on this Security, whether at an interest payment date, the Stated Maturity Date, upon redemption, upon repurchase at the Holder’s option, or otherwise, and all other obligations of NorthStar Realty Europe Corp. (the “Company”) under the Indenture or the Security, to the Holder of this Security, all in accordance with and subject to the terms and limitations of this Security, Article XIV of the Indenture and this Guarantee. Notwithstanding the foregoing, in the event that the Company has made a Share Settlement Election and fails to deliver Company Common Shares to the Holders of the Securities, the Guarantors shall not be responsible for specific performance of the Company’s delivery obligation. For the avoidance of doubt, notwithstanding the preceding sentence, upon any acceleration of the Securities as a result of an Event of Default arising out of the failure by the Company to deliver Company Common Shares in accordance with the provisions of this Indenture, the Guarantors are responsible to the Holders for the payment of the accelerated amount due under the Securities pursuant to the Guarantee. This Guarantee will become effective in accordance with Article XIV of the Indenture and its terms shall be evidenced therein. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Indenture, dated as of July 1, 2015 (the “Indenture”), by and among the Company, each of the undersigned, as Guarantors, and Wilmington Trust, National Association, as Trustee, as amended or supplemented.
The obligations of each of the undersigned to the Holder of this Security pursuant to the Guarantee and the Indenture are expressly set forth in Article XIV of the Indenture and reference is hereby made to the Indenture for the precise terms and limitations of the Guarantee and all of the other provisions of the Indenture to which this Guarantee relates. Each Holder of the Security to which this Guarantee is endorsed, by accepting such Security, agrees to and shall be bound by such provisions.
This Guarantee shall be an unsecured and unsubordinated obligation of each Guarantor and rank equally with other unsecured and unsubordinated indebtedness of each Guarantor that is currently outstanding or that it may issue in the future.
This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Guarantee is endorsed shall have been executed by the Trustee under the Indenture by manual signature.
This Guarantee is subject to release upon the terms set forth in the Indenture.
THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.
[Signature Page Follows]

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IN WITNESS WHEREOF, each of the undersigned Guarantors has caused this Guarantee to be duly executed.

NORTHSTAR REALTY FINANCE CORP.

By:
Name:
Title:

NORTHSTAR REALTY FINANCE LIMITED PARTNERSHIP

By: NORTHSTAR REALTY FINANCE CORP., its General Partner

By:
Name:
Title:

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ASSIGNMENT FORM
To assign this Security, fill in the form below:
I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                   agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:
Sign exactly as your name appears on the other side of this Security.

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Schedule Of Increases Or Decreases In Global Security3
The initial principal amount of this Global Security is $              . The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Securities Custodian

3 To be attached to Global Securities.

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[FORM OF ASSIGNMENT AND TRANSFER
For value received _______________________ hereby sell(s), assign(s) and transfer(s) unto _________________ (Please insert social security or Taxpayer Identification Number of assignee) the within Security, and hereby irrevocably constitutes and appoints _____________________ attorney to transfer the said Security on the books of the Company, with full power of substitution in the premises.
In connection with any transfer of the within Security occurring prior to the Resale Restriction Termination Date, as defined in the Indenture governing such Security, the undersigned confirms that such Security is being transferred:
☐    To NorthStar Realty Europe Corp., or a subsidiary thereof; or
☐    Pursuant to a registration statement that has become effective under the Securities Act of 1933, as amended; or
☐    To a Qualified Institutional Buyer in compliance with Rule 144A under the Securities Act of 1933, as amended; or
☐    Pursuant to an exemption from registration provided by Rule 144 under the Securities Act of 1933, as amended, or any other available exemption from the registration requirements of the Securities Act of 1933, as amended.

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Dated: ________________________
___________________________________
___________________________________
Signature(s)
___________________________________
Signature Guarantee
Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission
Rule 17Ad‑15 if Securities are to be delivered, other than to and in the name of the registered holder.
NOTICE: The signature on the assignment must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatever. ]4

4 To be attached for Restricted Securities

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